UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2004

ANNUAL

REPORT

Salomon Brothers Asset Management

Salomon Brothers Investment Series

■	High Yield Bond Fund

■	Short/Intermediate U.S. Government Fund

■	Strategic Bond Fund

NOT FDIC INSURED  -  NOT BANK GUARANTEED  -  MAY LOSE VALUE

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

We are pleased to present the annual report of the Salomon Brothers Investment Series — High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund for the 12-month period ended December 31, 2004.

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a solid 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is anticipated.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds’ has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

SALOMON BROTHERS

High Yield Bond Fund

SPECIAL SHAREHOLDER NOTICE

Effective September 1, 2004, new and existing shareholders of Class B shares of the fund are subject to a revised pricing structure that reduces the existing Contingent Deferred Sales Charge (“CDSC”) schedule to a five-year declining CDSC from 4.00% to 1.00%. The CDSC charged is now 4.00% in the first year after purchase, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charge after the fifth year. Your CDSC, if any, will continue to be measured from the date of original purchase of shares subject to a CDSC. Current shareholders and new purchasers (other than by exchange) of Class B shares of the fund who exchange their shares for Class B shares of any of the other Salomon Brothers funds or for Salomon Brothers Class B shares of any of the SB funds will keep the reduced contingent deferred sales charge. Class B shareholders of any of the other Salomon Brothers funds or shareholders of Salomon Brothers Class B shares of any of the SB funds who exchange into Class B shares of the fund will continue to be subject to the CDSC applicable to the shares exchanged. All other provisions, including fees and charges remain the same.

Number of years you own your shares (unaudited)	1 Year	3 Years	5 Years	10 Years
Your cost would be Class B (redemption at end of period)	$601	$821	$1,168	$2,010	*
Class B (no redemption)	$201	$621	$1,068	$2,010	*

*	This example is based on an investment of $10,000 assuming a 5% return for the period and assumes conversion to Class A shares approximately seven years after purchase.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the High Yield Bond Fund, excluding sales charges, returned 10.97%. These shares outperformed the fund’s unmanaged benchmark, the Citigroup High Yield Market Indexi, which returned 10.79% for the same period. They also outperformed the Lipper High Current Yield funds category average1, which was 9.89%.

MARKET OVERVIEW

During 2004, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period. The high yield market started the year strong off 2003’s year-long rally but began to decline late in

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 416 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — High Yield Bond Fund	10.32%	10.97%

Citigroup High Yield Market Index	9.49%	10.79%

Lipper High Current Yield Funds Category Average	8.59%	9.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 9.98%, Class C shares returned 10.11%, Class O shares returned 10.65% and Class Y shares returned 10.64% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 10.22%, Class C shares returned 10.42%, Class O shares returned 11.39% and Class Y shares returned 11.36% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 428 funds for the six-month period and among the 416 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

January as volatility picked up on investor concerns over the timing of anticipated rate increases. The high yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April showing an improving labor market, and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of the Federal Reserve Board (“Fed”)ii tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases. Once again, the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions.

However, the high-yield bond market rallied for the remainder of the year as increased investor confidence that the Fed would raise rates at a “measured pace” resulted in a strong rally in U.S. Treasuries and tight spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Top performing industries for the 12 months ended December 31, 2004 consisted of textiles, restaurants and consumer products. The most significant underperformers included airlines, homebuilders and retail. Similar to 2003, lower-quality bonds outperformed higher quality in 2004, with CCC-rated bonds returning 15.70%, B-rated bonds returning 10.71% and BB-rated bonds returning 9.04%. Longer-dated bonds out performed shorter maturities, with bonds with a remaining maturity of 10 years or greater up 12.18% while bonds with a remaining maturity of 1-7 years returned 10.74%.

Based on the 7.08% yieldiii of the Citigroup High Market Yield Index as of December 31, 2004, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.iv However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

EMERGING MARKETS DEBT

Emerging markets debt performed positively through the 12 months ended December 31, 2004, returning 11.77% as represented by the J.P. Morgan Emerging Markets Bond Index Plusv (“EMBI+”). Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the year by Fed tightening, although periods of increased volatility (particularly April and May) impacted returns in the short term. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

The year was also marked by broad credit quality improvements across emerging markets; Moody’s and Standard & Poors collectively upgraded 15 countries during the last 12 months, representing more than 58% of the J.P. Morgan Emerging Markets Bond Index Global.vi This improving credit quality encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing additional technical support for the market.

FACTORS INFLUENCING FUND PERFORMANCE

Over the 12 months ending December 31, 2004, the fund benefited from its overweighting in issues rated CCC and in the consumer products and textiles sectors and its issue selection. Fund performance was adversely affected by its underweight position in the telecommunications and utilities sectors. The fund also benefited from its allocation to emerging markets debt, which was increased over the 12 months and outperformed all other fixed income asset classes during the period. The fund remained overweight lower-rated securities based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Thank you for your investment in the High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President	Beth A. Semmel Executive Vice President
James E. Craige Executive Vice President

January 27, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Corporate Bonds & Notes (67.4%); Sovereign Bonds (25.3%); Repurchase Agreements (4.2%); Common Stock (1.0%); Preferred Stock (0.5%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in high yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
iv	Yields are subject to change and will fluctuate.
[v]	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
vi	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

SALOMON BROTHERS

High Yield Bond Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

High Yield Bond Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	10.32%	$1,000.00	$1,103.20	1.20%	$6.34
Class B	9.98	1,000.00	1,099.80	1.98	10.45
Class C(4)	10.11	1,000.00	1,101.10	1.70	8.98
Class O	10.65	1,000.00	1,106.50	0.84	4.45
Class Y	10.64	1,000.00	1,106.40	0.87	4.61
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

High Yield Bond Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class B	5.00	1,000.00	1,015.18	1.98	10.03
Class C(3)	5.00	1,000.00	1,016.59	1.70	8.62
Class O	5.00	1,000.00	1,020.91	0.84	4.27
Class Y	5.00	1,000.00	1,020.76	0.87	4.42
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

High Yield Bond Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the High Yield Bond Fund — Class A, B, C and O Shares vs Citigroup High-Yield Market Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the High Yield Bond Fund versus the Citigroup High-Yield Market Index*. It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares	Twelve Months	Three Years	Five Years	Since Inception (2/22/95)

Without Sales Charges	10.97%	13.51%	8.00%	9.05%

With Sales Charges(2)	5.99%	11.80%	7.00%	8.54%

Class B Shares

Without Sales Charges	10.22%	12.74%	7.22%	8.25%

With Sales Charges(2)	6.22%	12.21%	7.08%	8.25%

Class C Shares

Without Sales Charges	10.42%	13.00%	7.46%	8.40%

With Sales Charges(2)	9.42%	13.00%	7.46%	8.40%

Class O Shares

Without Sales Charges	11.39%	13.99%	8.40%	9.37%

With Sales Charges(2)	11.39%	13.99%	8.40%	9.37%

Class Y Shares				Since Inception (4/2/03)(3)

Without Sales Charges	11.36%	N/A	N/A	15.58%

With Sales Charges(2)	11.36%	N/A	N/A	15.58%

See page 24 for all footnotes.

SALOMON BROTHERS

Short/Intermediate U.S. Government Fund

SPECIAL SHAREHOLDER NOTICE

Effective June 1, 2004, new and existing shareholders of Class B shares of the fund are subject to a revised pricing structure that reduces the existing Contingent Deferred Sales Charge (“CDSC”) schedule to a five-year declining CDSC from 2.00% to 1.00%. The CDSC charged is now 2.00% in the first year after purchase, 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no deferred sales charge after the fifth year. Your CDSC, if any, will continue to be measured from the date of original purchase of shares subject to a CDSC. Current shareholders and new purchasers (other than by exchange) of Class B shares of the fund who exchange their shares for Class B shares of any of the other Salomon Brothers funds or for Salomon Brothers Class B shares of any of the SB funds will keep the reduced contingent deferred sales charge. Class B shareholders of any of the other Salomon Brothers funds or shareholders of Salomon Brothers Class B shares of any of the SB funds who exchange into Class B shares of the fund will continue to be subject to the CDSC charge applicable to the shares exchanged.

Number of years you own your shares (unaudited)	1 Year	3 Years	5 Years	10 Years
Your cost would be Class B (redemption at end of period)	$347	$606	$887	$1,605	*
Class B (no redemption)	$147	$456	$787	$1,605	*

*	This example is based on an investment of $10,000 assuming a 5.00% return and assumes conversion to Class A shares approximately seven years after purchase.

Effective June 1, 2004, fund pays a distribution fee with respect to Class B shares calculated at the annual rate of 0.25%, of the average daily net assets of Class B.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Short/Intermediate U.S. Government Bond Fund, excluding sales charges, returned 2.51%. These shares outperformed the fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexi, which returned 2.02% for the same period. They also outperformed the Lipper Short-Intermediate U.S. Government funds category average1, which was 1.60%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — Short/Intermediate U.S. Government Fund	2.91%	2.51%

Citigroup 1-10 Year Treasury Bond Index	2.25%	2.02%

Lipper Short-Intermediate U.S. Government Funds Category Average	1.96%	1.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

The SEC yields for Class A shares, Class B shares, Class C shares and Class O shares were 3.91%, 3.73%, 3.49% and 4.23%, respectively. Current reimbursements and/or fee waivers are voluntary             , and may be reduced or terminated at any time. Absent these reimbursements or waivers performance would have been lower. The Class A shares’ 30 Day SEC yield would have been 3.59%. The Class B shares’ 30 Day SEC yield would have been 3.40%. The Class C shares’ 30 Day SEC yield would have been 3.22%. The Class O shares’ 30 Day SEC yield would have been 3.73%.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.78%, Class C shares returned 2.74% and Class O shares returned 3.13% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 2.01%, Class C shares returned 2.01% and Class O shares returned 2.77% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 86 funds for the six-month period and among the 83 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 83 funds in the fund’s Lipper category and excluding sales charges.

MARKET OVERVIEW

As widely anticipated, the Federal Reserve Bank (“Fed”)ii raised its federal funds target rateiii during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25 basis pointiv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis point rate hike, and remained range bound for the remainder of the year.

Investors spent much of the year dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.v Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearvi, but the pace of improvements is uneven from month-to-month. Given the combination of strong gross domestic product (“GDP”) results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

FACTORS IMPACTING FUND PERFORMANCE

During the 12 months ended December 31, 2004, we decreased our allocation to mortgage-backed securities as a defensive posture due to tighter spreads and valuations within the mortgage-backed sector, as well as the potential for increased volatility within the mortgage sector as the Fed continues to raise interest rates, potentially putting pressure on the 10-year part of the yield curve. We reallocated assets primarily into the U.S. Treasury sector. We remain short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates. Given the current trading range of the 10-year U.S. Treasury bond and concerns about interest rate volatility, we plan to maintain our tactical short-duration posture. We continue to monitor our tactical sector allocations and will make adjustments as interest rate volatility increases and rates start to backup on the 10-year part of the yield curve.

Thank you for your investment in the Short/Intermediate U.S. Government Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger M. Lavan, CFA

Executive Vice President

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s sector holdings (as a percentage of net assets) as of December 31, 2004 were Mortgage-Backed Securities (54.1%); Short-Term Investments (49.8%); U.S. Government Obligations (33.6). The
fund’s portfolio composition is subject to change at any time.

RISKS: The
value of the fund will fluctuate with market conditions and neither share price nor income from the fund are guaranteed by the U.S. Government. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. Investing in a nondiversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. The fund’s objective may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of short-term and medium-term U.S. Treasury securities.

ii

The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

[v]

Source: Based upon gross domestic product data from the Bureau of Economic Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vi

Based upon data from the U.S. Department of Labor.

SALOMON BROTHERS

Short/Intermediate U.S. Government Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Short/Intermediate U.S. Government Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratios

Expenses Paid During the Period(3)

Class A

2.91
%

$
1,000.00

$
1,029.10

0.80
%

$
4.08

Class B

2.78

1,000.00

1,027.80

1.28

6.52

Class C(4)

2.74

1,000.00

1,027.40

1.30

6.63

Class O

3.13

1,000.00

1,031.30

0.55

2.81

(1)

For the six months ended December 31, 2004.

(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)

On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Short/Intermediate U.S. Government Fund

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on
Hypothetical Total Return(1)

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,021.11

0.80
%

$
4.06

Class B

5.00

1,000.00

1,018.70

1.28

6.50

Class C(3)

5.00

1,000.00

1,018.60

1.30

6.60

Class O

5.00

1,000.00

1,022.37

0.55

2.80

(1)

For the six months ended December 31, 2004.

(2)

Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)

On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Short/Intermediate U.S. Government Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Short/Intermediate U.S. Government
Fund — Class A, B, C and O Shares vs Citigroup 1-10 Year Treasury Bond Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Short/Intermediate U.S.
Government Fund versus the Citigroup 1-10 Year Treasury Bond Index. It is important to note that the Short/Intermediate U.S. Government Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares

Twelve Months

Three Years

Five Years

Since Inception (2/22/95)

Without Sales Charges

2.51%

4.19%

5.90%

6.03%

With Sales Charges(2)

0.47%

3.48%

5.47%

5.81%

Class B Shares

Without Sales Charges

2.01%

3.51%

5.17%

5.27%

With Sales Charges(2)

0.03%

3.04%

5.01%

5.27%

Class C Shares

Without Sales Charges

2.01%

3.70%

5.43%

5.41%

With Sales Charges(2)

2.01%

3.70%

5.43%

5.41%

Class O Shares

Without Sales Charges

2.77%

4.48%

6.21%

6.32%

With Sales Charges(2)

2.77%

4.48%

6.21%

6.32%

See page 24 for all footnotes.

SALOMON BROTHERS

Strategic Bond Fund

SPECIAL
SHAREHOLDER NOTICE

Effective September 1, 2004, new and existing
shareholders of Class B shares of the fund are subject to a revised pricing structure that reduces the existing Contingent Deferred Sales Charge (“CDSC”) schedule to a five-year declining CDSC from 4.00% to 1.00%. The CDSC charged is now
4.00% in the first year after purchase, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charge after the fifth year. Your CDSC, if any, will continue to be measured from the date of original purchase of shares subject to a CDSC. Current shareholders and new purchasers (other than by exchange) of Class B shares of funds who exchange their shares for Class B shares of any of the other Salomon Brothers funds or for Salomon
Brothers Class B shares of any of the SB funds will keep the reduced contingent deferred sales charge. Class B shareholders of any of the other Salomon Brothers funds or shareholders of Salomon Brothers Class B shares of any of the SB funds who exchange into Class B shares of the fund will continue to be subject to the CDSC applicable to the shares exchanged. All other provisions, including fees and charges remain the same.

Number of years you own your shares (unaudited)

1 Year

3 Years

5 Years

10 Years

Your cost would be Class B (redemption at end of period)

$
608

$
843

$
1,203

$
2,120
*

Class B (no redemption)

$
208

$
643

$
1,103

$
2,120
*

*

This example is based on an investment of $10,000 assuming a 5% return for the period and assumes conversion to Class A shares approximately seven years after purchase.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Strategic Bond
Fund, excluding sales charges, returned 5.93%. These shares outperformed both the fund’s unmanaged benchmark, the Lehman Brothers Aggregate Indexi and the fund’s previous benchmark, the Citigroup Broad Investment Grade Bond Indexii, which returned 4.34% and 4.48%, respectively for the same period. They underperformed the Lipper Multi-Sector Income funds category average1, which was 8.35%.

MARKET OVERVIEW

As widely anticipated,
the Federal Reserve Board Fediii raised its federal funds target rateiv during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund’s Lipper category and excluding sales charges.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

6 Months

12 Months

Class A Shares — Strategic Bond Fund

6.52%

5.93%

Lehman Brothers Aggregate Index

4.18%

4.34%

Citigroup Broad Investment Grade Bond Index

4.29%

4.48%

Lipper Multi-Sector Income Funds

8.69%

8.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the
reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 6.28%, Class C shares returned 6.52%, Class O shares returned 6.88% and Class Y shares returned 6.49% over the six months ended December 31, 2004.
Excluding sales charges, Class B shares returned 5.32%, Class C shares returned 5.59%, Class O shares returned 6.29% and Class Y shares returned 5.95% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

 basis pointv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June.
After reaching its high in June the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis points rate hike, and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recessionvi. Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow
4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearvii, but the pace of improvements is uneven from month-to-month. Given the combination of strong gross domestic product (“GDP”)viii results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury
securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

During 2004, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

Emerging markets debt performed positively through the 12 months ended December 31, 2004, returning 11.77% as represented by the J.P.
Morgan Emerging Markets Bond Index Plusix (“EMBI+”). Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

FACTORS IMPACTING
FUND PERFORMANCE

The portfolio’s allocation to
higher-yielding bonds has proved to be beneficial over the period, which, in the managers’ view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we increased our allocations to mortgages throughout the year as mortgages continued to provide excess returns over U.S. Treasuries, ending the year at 142 basis points over U.S. Treasuries on a duration-adjusted basis according to
Lehman Brothers. We decreased our allocation to the U.S. high yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months. We also slightly increased our exposure to
non-U.S. investment grade debt. We remain slightly short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates.

Thank you for your investment in the
Strategic Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President

Roger M. Lavan, CFA Executive Vice President

   David Scott   Executive
Vice President

February 3,
2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: U.S Government Agencies & Obligations (37.0%); Short-Term Investments (30.9%); Sovereign Bonds (26.5%); Corporate Bonds & Notes (26.3%); Asset-Backed Securities (6.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in high yield securities and
in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund’s objective may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Lehman Brothers Aggregate Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

iii

The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

[v]i

Source: Based upon gross domestic product data from the Bureau of Economic Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vii

Based upon data from the U.S. Department of Labor.

viii

Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ix

The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

SALOMON BROTHERS

Strategic Bond Fund

Fund at a Glance (unaudited)

SALOMON BROTHERS

Strategic Bond Fund

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratios

Expenses Paid During the Period(3)

Class A

6.52
%

$
1,000.00

$
1,065.20

1.36
%

$
7.06

Class B

6.28

1,000.00

1,062.80

2.05

10.63

Class C(4)

6.52

1,000.00

1,065.20

1.80

9.34

Class O

6.88

1,000.00

1,068.80

1.11

5.77

Class Y

6.49

1,000.00

1,064.90

1.25

6.49

(1)
For the six months ended December 31, 2004.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)
On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Strategic Bond Fund

Fund Expenses (unaudited) (continued)

Hypothetical
Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on
Hypothetical Total Return(1)

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,018.30

1.36
%

$
6.90

Class B

5.00

1,000.00

1,014.83

2.05

10.38

Class C(3)

5.00

1,000.00

1,016.09

1.80

9.12

Class O

5.00

1,000.00

1,019.56

1.11

5.63

Class Y

5.00

1,000.00

1,018.85

1.25

6.34

(1)

For the six months ended December 31, 2004.

(2)

Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)

On April 29, 2004, Class 2 shares were renamed as Class C shares.

SALOMON BROTHERS

Strategic Bond Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the Strategic Bond Fund — Class A,
B, C and O Shares vs Citigroup Broad Investment Grade Bond Index

All figures represent past performance and are
not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Strategic Bond Fund versus the Citigroup Broad Investment Grade Bond Index.** It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004(1) (unaudited)

Class A Shares

Twelve Months

Three Years

Five Years

Since Inception (2/22/95)

Without Sales Charges

5.93%

9.57%

7.29%

8.50%

With Sales Charges(2)

1.12%

7.89%

6.32%

8.00%

Class B Shares

Without Sales Charges

5.32%

8.83%

6.57%

7.72%

With Sales Charges(2)

1.32%

8.27%

6.42%

7.72%

Class C Shares

Without Sales Charges

5.59%

9.12%

6.84%

7.89%

With Sales Charges(2)

4.59%

9.12%

6.84%

7.89%

Class O Shares

Without Sales Charges

6.29%

9.82%

7.59%

8.78%

With Sales Charges(2)

6.29%

9.82%

7.59%

8.78%

Class Y Shares

Since Inception (9/10/03(3)

Without Sales Charges

5.95%

N/A

N/A

7.62%

With Sales Charges(2)

5.95%

N/A

N/A

7.62%

See page 24 for all footnotes.

 FOOTNOTES

*

The Citigroup High-Yield Market Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period February
22, 1995 through December 31, 2004, the Index returns are for the period March 1, 1995 through December 31, 2004.

**

The Citigroup Broad Investment Grade Bond Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period
February 22, 1995 through December 31, 2004, the Index returns are for the period March 1, 1995 through December 31, 2004.

(1)

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Class A shares reflect the deduction of the maximum 4.50%, 2.00% and 4.50% sales charge for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond
Fund, respectively. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. Class B shares reflect the deduction of a contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year for the first two years, remains the same for the next year, then continues to decline by 1.00% per year until no CDSC is incurred. Effective June 1, 2004, for the Short/Intermediate U.S. Government Fund, the CDSC for Class B was reduced to 2.00% in the first year after purchase, 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC incurred after five years. Effective September 1, 2004, for the High Yield Bond Fund and Strategic Bond Fund,
the CDSC for Class B shares will be reduced to a 4.00% CDSC in the first year after purchase, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year, 1.00% in the fifth year and no CDSC thereafter. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase (except the Class C shares of the Short/ Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). Class C shares have no initial sales charges. Class O and Y shares have no initial sales charges or CDSC.

(3)

Total return is not annualized, as it may not be representative of the total return for the year.

GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) and the CDSC (Class B and C). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, Fund returns would be lower. Expense limitations may be revised or terminated at any time.

Schedules of Investments

December 31, 2004

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

CORPORATE BONDS & NOTES — 67.4%

Basic Industries — 13.1%

$ 6,910,000

Abitibi-Consolidated, Inc., Debentures, 8.850% due 8/1/30

$
6,979,100

7,650,000

Acetex Corp., Sr. Notes, 10.875% due 8/1/09

8,357,625

2,250,000

Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11

2,514,375

4,550,000

AK Steel Corp., 7.875% due 2/15/09 (a)

4,658,062

Aleris International, Inc.:

6,925,000

Secured Notes, 10.375% due 10/15/10 (b)

7,894,500

650,000

Sr. Notes, 9.000% due 11/15/14 (b)

679,250

6,750,000

Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13

7,256,250

Appleton Papers Inc.:

2,600,000

Sr. Notes, 8.125% due 6/15/11

2,814,500

4,850,000

Sr. Sub. Notes, Series B, 9.750% due 6/15/14

5,383,500

7,275,000

Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (a)(c)

4,365,000

10,075,000

BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (b)

11,409,937

5,425,000

Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12

6,238,750

2,100,000

Borden Chemicals & Plastics, Notes, 9.500% due 5/1/05 (c)(d)

210

Bowater Inc.:

3,250,000

Debentures, 9.500% due 10/15/12

3,736,746

9,000,000

Notes, 6.500% due 6/15/13 (a)

9,046,278

Buckeye Technologies Inc., Sr. Sub. Notes:

4,400,000

9.250% due 9/15/08

4,422,000

2,350,000

8.000% due 10/15/10 (a)

2,361,750

6,575,000

Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11

7,659,875

FMC Corp.:

2,475,000

Debentures, 7.750% due 7/1/11

2,629,687

1,250,000

Medium Term Notes, Series A, 7.000% due 5/15/08

1,315,625

2,975,000

Secured Notes, 10.250% due 11/1/09

3,428,687

3,975,000

Hercules Inc., Sr. Sub. Notes, 6.750% due 10/15/29

4,124,063

6,000,000

Huntsman Advanced Materials LLC, Secured Notes, 11.000% due 7/15/10 (b)

7,170,000

Huntsman International LLC:

2,150,000

Sr. Notes, 9.875% due 3/1/09

2,370,375

4,916,000

Sr. Sub. Notes, 10.125% due 7/1/09 (a)

5,198,669

6,725,000

Innophos, Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (b)

7,296,625

4,400,000

IPSCO Inc., Sr. Notes, 8.750% due 6/1/13

5,060,000

3,375,000

ISP Chemco, Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11

3,830,625

665,000

ISP Holdings Inc., Secured Notes, Series B, 10.625% due 12/15/09

739,812

3,315,000

Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14

4,110,600

2,925,000

Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12

3,202,875

4,700,000

JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12

5,264,000

7,100,000

Koppers, Inc., Sr. Secured Notes, 9.875% due 10/15/13

8,129,500

Lyondell Chemical Co., Sr. Secured Notes:

2,475,000

9.500% due 12/15/08

2,697,750

850,000

11.125% due 7/15/12 (a)

1,013,625

2,747,000

Series B, 9.875% due 5/1/07

2,891,217

1,700,000

Methanex Corp., Sr. Notes, 8.750% due 8/15/12 (a)

1,993,250

8,500,000

Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08 (a)

9,711,250

Mueller Group Inc.:

1,575,000

Secured Notes, 6.910% due 11/1/11 (e)

1,638,000

4,215,000

Sr. Sub. Notes, 10.000% due 5/1/12

4,615,425

2,125,000

Mueller Holdings Inc., Discount Notes, (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14 (e)

1,466,250

750,000

Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13

826,875

3,775,000

Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14

4,039,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Basic Industries — 13.1% (continued)

$ 5,615,000

NewMarket Corp., Sr. Notes, 8.875% due 5/1/10

$
6,232,650

6,200,000

Norske Skog Canada Ltd., Series D, 8.625% due 6/15/11 (a)

6,680,500

875,000

OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11

936,250

7,075,000

Owens-Brockway Glass Container Inc., Sr. Secured Notes, 7.750% due 5/15/11

7,694,062

11,200,000

Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11

12,656,000

Pliant Corp.:

1,650,000

2nd Priority Lien Sr. Secured Notes, 11.125% due 9/1/09

1,806,750

1,525,000

Sr. Sub. Notes, 13.000% due 6/1/10 (a)

1,486,875

Radnor Holdings Corp.:

1,750,000

Secured Notes, 9.410% due 4/15/09 (e)

1,785,000

4,025,000

Sr. Notes, 11.000% due 3/15/10

3,471,562

4,000,000

Republic Technologies International, LLC, Sr. Secured Sub. Notes, 13.750% due 7/15/09 (c)(d)

0

Resolution Performance Products, LLC (a):

2,125,000

Sr. Secured Notes, 9.500% due 4/15/10

2,310,937

5,975,000

Sr. Sub. Notes, 13.500% due 11/15/10

6,527,687

Rhodia S.A. (a):

Sr. Notes:

450,000

7.625% due 6/1/10

453,375

1,750,000

10.250% due 6/1/10

1,977,500

8,100,000

Sr. Sub. Notes, 8.875% due 6/1/11

8,201,250

1,625,000

Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25

1,625,000

Smurfit-Stone Container Enterprises, Inc., Sr. Notes:

3,025,000

9.750% due 2/1/11

3,327,500

2,525,000

8.375% due 7/1/12

2,764,875

1,675,000

Stone Container Finance, 7.375% due 7/15/14

1,792,250

Tekni-Plex, Inc.:

6,275,000

Series B, 12.750% due 6/15/10 (a)

5,992,625

600,000

Sr. Secured Notes, 8.750% due 11/15/13 (b)

600,000

1,575,000

Titan Corp., 8.000% due 5/15/11

1,685,250

9,000,000

UAP Holding Corp., Sr. Discount Notes, (zero coupon until 1/15/08, 10.750% thereafter), due 7/15/12 (b)(e)

7,110,000

3,169,000

Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11

3,596,815

7,075,000

Wolverine Tube, Inc., Sr. Notes, 7.375% due 8/1/08 (b)

7,039,625

288,296,081

Consumer Cyclicals — 4.5%

11,250,000

Cinemark, Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter), due 3/15/14 (e)

8,550,000

3,600,000

Collins & Aikman Floor Covering Inc., Sr. Sub. Notes, Series B, 9.750% due 2/15/10

3,888,000

6,375,000

CSK Auto, Inc., Sr. Sub. Notes, 7.000% due 1/15/14

6,287,344

1,200,000

Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08

1,206,000

275,000

FelCor Lodging L.P., 9.000% due 6/1/11

312,812

2,400,000

Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12 (a)

2,604,000

1,479,000

Flooring America, Inc., Sr. Notes, Series B, 9.250% due 10/15/07 (c)(d)

0

3,550,000

Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12 (a)

3,501,187

4,075,000

Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14 (b)

4,115,750

1,000,000

General Nutrition Centers Inc., Sr. Sub. Notes, 8.500% due 12/1/10

950,000

1,227,000

Host Marriott Corp., Series B, 7.875% due 8/1/08

1,266,877

Host Marriott L.P., Sr. Notes:

3,275,000

7.125% due 11/1/13 (a)

3,516,531

750,000

Series E, 8.375% due 2/15/06

787,500

2,550,000

Series I, 9.500% due 1/15/07

2,805,000

Interface, Inc.:

1,325,000

Sr. Notes, 10.375% due 2/1/10

1,530,375

6,000,000

Sr. Sub. Notes, 9.500% due 2/1/14 (a)

6,570,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Consumer Cyclicals — 4.5% (continued)

$ 4,350,000

Jean Coutu Group Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (a)(b)

$
4,480,500

2,075,000

John Q. Hammons Hotels L.P., 1st Mortgage Sr. Notes, Series B, 8.875% due 5/15/12

2,355,125

2,500,000

Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08

2,665,625

Levi Strauss & Co. (a):

3,325,000

Notes, 7.000% due 11/1/06

3,507,875

Sr. Notes:

4,040,000

11.625% due 1/15/08

4,262,200

260,000

12.250% due 12/15/12

290,550

725,000

Loews Cineplex Entertainment Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (b)

788,437

MeriStar Hospitality Operating Partnership L.P./Meristar Hospitality Finance Corp. III, Sr. Notes:

1,900,000

9.000% due 1/15/08

2,011,625

5,225,000

9.125% due 1/15/11 (a)

5,669,125

4,200,000

Oxford Industries, Inc., Sr. Notes, 8.875% due 6/1/11

4,530,750

Saks, Inc.:

425,000

7.500% due 12/1/10

454,750

2,600,000

9.875% due 10/1/11 (a)

3,094,000

794,000

7.000% due 12/1/13 (a)

814,842

2,100,000

7.375% due 2/15/19

2,089,500

4,725,000

Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09 (a)

4,795,875

Six Flags, Inc., Sr. Notes (a):

825,000

9.750% due 4/15/13

841,500

3,800,000

9.625% due 6/1/14

3,838,000

1,275,000

Starwood Hotels & Resorts Inc., Sr. Notes, 7.875% due 5/1/12

1,463,062

2,825,000

Tommy Hilfiger U.S.A., 6.850% due 6/1/08

2,853,250

98,697,967

Consumer Non-Cyclicals — 12.8%

5,800,000

aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (a)(e)

4,364,500

3,000,000

Ahold Finance U.S.A., Inc., Notes, 8.250% due 7/15/10

3,412,500

2,624,399

Ahold Lease U.S.A., Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20

2,849,114

7,225,000

AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13

7,712,687

5,950,000

Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09

6,664,000

1,663,000

Applica, Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (a)

1,663,000

Argosy Gaming Co., Sr. Sub. Notes:

100,000

9.000% due 9/1/11

112,000

7,000,000

7.000% due 1/15/14

7,770,000

4,375,000

Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08

4,593,750

Caesars Entertainment Inc.:

1,925,000

Sr. Notes, 7.000% due 4/15/13 (a)

2,131,937

Sr. Sub. Notes:

1,000,000

7.875% due 12/15/05

1,040,000

700,000

9.375% due 2/15/07

773,500

5,250,000

8.875% due 9/15/08 (a)

5,958,750

4,850,000

8.125% due 5/15/11 (a)

5,626,000

1,000,000

Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (b)

1,112,500

4,389,723

Dade Behring Holdings Inc., 11.910% due 10/3/10

4,905,515

Del Monte Corp., Sr. Sub. Notes:

1,100,000

8.625% due 12/15/12

1,237,500

3,500,000

Series B, 9.250% due 5/15/11

3,850,000

Doane Pet Care Co.:

1,975,000

Sr. Notes, 10.750% due 3/1/10

2,123,125

6,900,000

Sr. Sub. Notes, 9.750% due 5/15/07

6,831,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Consumer Non-Cyclicals — 12.8% (continued)

Dole Food Co. Inc., Sr. Notes:

$ 3,650,000

8.625% due 5/1/09

$
3,987,625

3,200,000

8.875% due 3/15/11

3,496,000

456,000

Elan Pharmaceutical Investment Ltd., Notes, Series B, 7.720% due 3/15/05

460,560

Extendicare Health Services Inc., Sr. Sub. Notes (a):

2,650,000

9.500% due 7/1/10

2,981,250

4,000,000

6.875% due 5/1/14

4,100,000

3,150,000

FTD Inc., Sr. Sub. Notes, 7.750% due 2/15/14

3,260,250

3,250,000

Genesis HealthCare Corp., Sr. Sub. Notes, 8.000% due 10/15/13

3,542,500

7,335,000

Global Cash Access LLC, Sr. Sub. Notes, 8.750% due 3/15/12

7,940,137

3,750,000

HCA Inc., Notes, 6.375% due 1/15/15

3,772,095

8,000,000

Herbst Gaming, Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (b)

8,140,000

8,625,000

Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (a)

7,158,750

8,725,000

IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14

9,553,875

3,925,000

Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12

3,316,625

5,275,000

Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10

6,198,125

4,000,000

InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11 (a)

4,060,000

3,207,119

Iowa Select Finance, Secured Notes, Payment-in-kind, 10.750% due 12/1/06 (b)

1,603,560

5,000,000

Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11

5,675,000

6,870,000

Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11

7,539,825

4,400,000

Las Vegas Sands Inc./Venetian Casino Resort LLC, Mortgaged Secured Notes, 11.000% due 6/15/10

5,043,500

4,000,000

Medex Inc., Sr. Sub. Notes, 8.875% due 5/15/13

4,680,000

MGM Mirage:

3,250,000

9.750% due 6/1/07

3,623,750

7,000,000

Sr. Notes, 6.750% due 9/1/12

7,402,500

4,250,000

Sr. Sub. Notes, 8.375% due 2/1/11 (a)

4,813,125

4,050,000

National Mentor Inc., Sr. Sub. Notes, 9.625% due 12/1/12 (b)

4,323,375

7,000,000

Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02, 12.375% thereafter), due 7/15/07 (b)(c)(d)

0

476,187

Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09

335,712

Pinnacle Entertainment Inc.:

4,000,000

8.750% due 10/1/13 (a)

4,350,000

4,550,000

Sr. Sub. Notes, 8.250% due 3/15/12

4,857,125

7,025,000

Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (b)

6,726,437

5,775,000

Playtex Products, Inc., 9.375% due 6/1/11 (a)

6,193,687

3,000,000

Psychiatric Solutions, Inc., Sr. Sub. Notes, 10.625% due 6/15/13

3,487,500

Rite Aid Corp.:

1,125,000

Notes, 7.125% due 1/15/07 (a)

1,130,625

5,100,000

Sr. Notes, 11.250% due 7/1/08

5,559,000

10,000,000

Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (a)

10,650,000

2,550,000

Seneca Gaming Corp., Sr. Notes, 7.250% due 5/1/12 (a)

2,696,625

1,900,000

Sola International Inc., Notes, 6.875% due 3/15/08

1,930,761

5,000,000

Station Casinos Inc., Sr. Sub. Notes, 6.875% due 3/1/16

5,231,250

2,020,000

Swift & Co., 10.125% due 10/1/09

2,262,400

1,250,000

Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12

1,368,750

1,300,000

Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub. Notes, 10.250% due 8/15/10

1,501,500

Tenet Healthcare Corp.:

10,350,000

Notes, 7.375% due 2/1/13 (a)

10,091,250

Sr. Notes:

2,950,000

6.500% due 6/1/12

2,743,500

400,000

9.875% due 7/1/14 (b)

438,000

3,025,000

6.875% due 11/15/31

2,593,937

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Consumer Non-Cyclicals — 12.8% (continued)

$ 4,550,000

Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (b)

$
4,948,125

6,175,000

United Industries Corp., Sr. Notes, Series D, 9.875% due 4/1/09

6,491,469

3,125,000

Vicar Operating, Inc., Sr. Sub. Notes, 9.875% due 12/1/09

3,437,500

280,428,958

Energy — 7.0%

2,150,000

BRL Universal Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08

2,270,937

Chesapeake Energy Corp., Sr. Notes:

428

8.125% due 4/1/11

465

11,000,000

7.500% due 6/15/14 (a)

12,072,500

583,000

6.875% due 1/15/16

613,608

5,000,000

Costilla Energy, Inc., Sr. Notes, 10.250% due 10/1/06 (c)(d)

0

1,850,000

Dresser-Rand Group, Inc., Sr. Sub. Notes, 7.375% due 11/1/14 (b)

1,896,250

Dynegy Holdings Inc.:

Debentures:

11,850,000

7.125% due 5/15/18

10,620,563

5,575,000

7.625% due 10/15/26

4,871,156

6,500,000

Secured Notes, 9.875% due 7/15/10 (b)

7,296,250

3,000,000

Sr. Notes, 8.750% due 2/15/12 (a)

3,157,500

El Paso Corp.:

Medium Term Notes:

500,000

7.375% due 12/15/12

508,750

10,500,000

7.800% due 8/1/31

10,132,500

5,150,000

7.750% due 1/15/32 (a)

4,956,875

10,475,000

Notes, 7.875% due 6/15/12 (a)

11,011,844

6,500,000

Exco Resources, Inc., Sr. Notes, 7.250% due 1/15/11

6,987,500

Forest Oil Corp., Sr. Notes:

1,200,000

8.000% due 6/15/08

1,330,500

5,925,000

8.000% due 12/15/11

6,798,938

Hanover Compressor Co.:

2,325,000

8.625% due 12/15/10

2,551,688

2,350,000

Sr. Notes, 9.000% due 6/1/14

2,626,125

525,000

Sub. Notes, zero coupon (yield to maturity at issue, 11.000%), due 3/31/07

459,375

Key Energy Services Inc.:

4,875,000

Series C, 8.375% due 3/1/08

5,130,938

2,500,000

Sr. Notes, 6.375% due 5/1/13

2,556,250

8,677,000

Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12

9,891,780

3,225,000

Plains Exploration & Production Co., Sr. Sub. Notes, Series B, 8.750% due 7/1/12

3,620,063

2,000,000

Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11

2,180,000

5,250,000

Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12

5,906,250

1,700,000

Universal Compression Inc., Sr. Notes, 7.250% due 5/15/10 (a)

1,823,250

Vintage Petroleum Inc.:

1,500,000

Sr. Notes, 8.250% due 5/1/12

1,661,250

5,525,000

Sr. Sub. Notes, 7.875% due 5/15/11 (a)

5,911,750

The Williams Cos. Inc., Notes:

6,275,000

7.625% due 7/15/19

6,933,875

8,650,000

7.875% due 9/1/21

9,688,000

6,875,000

8.750% due 3/15/32

7,932,031

153,398,761

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Financial — 0.2%

$ 3,210,025

Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(d)

$
0

4,767,442

TRAINS, Secured Notes, 8.211% due 8/1/15 (b)(e)

5,223,800

5,223,800

Housing Related — 0.4%

2,750,000

Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09, 11.250% thereafter), due 3/1/14 (e)

1,993,750

2,700,000

Norcraft Cos. L.P., Sr. Sub. Notes, 9.000% due 11/1/11

2,929,500

4,325,000

Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (b)

4,541,250

9,464,500

Manufacturing — 4.5%

2,975,000

Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500% due 5/15/11

3,272,500

3,500,000

Argo-Tech Corp., 9.250% due 6/1/11

3,858,750

3,650,000

Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (b)

4,078,875

2,000,000

Dana Credit Corp., Notes, 8.375% due 8/15/07 (a)(b)

2,190,000

DRS Technologies, Inc., Sr. Sub. Notes:

5,600,000

6.875% due 11/1/13

5,880,000

800,000

6.875% due 11/1/13 (b)

840,000

175,000

Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13

175,875

2,375,000

General Binding Corp., 9.375% due 6/1/08 (a)

2,386,875

7,750,000

General Motors Corp., Debentures, 8.375% due 7/15/33 (a)

8,051,878

6,275,000

Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (a)(b)

6,777,000

5,600,000

Keystone Automotive Operations, Inc., Sr. Sub. Notes, 9.750% due 11/1/13

6,020,000

3,570,000

Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06

3,507,525

2,750,000

L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12

3,031,875

950,000

NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09

1,054,500

3,000,000

Park-Ohio Industries, Inc., Sr. Sub. Notes, 8.375% due 11/15/14 (b)

3,015,000

1,625,000

Rexnord Corp., 10.125% due 12/15/12

1,844,375

4,375,000

Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due 12/15/13

4,506,250

Sequa Corp., Sr. Notes:

3,250,000

9.000% due 8/1/09

3,680,625

6,000,000

Series B, 8.875% due 4/1/08

6,600,000

Tenneco Automotive, Inc.:

2,300,000

Sr. Secured Notes, Series B, 10.250% due 7/15/13

2,725,500

5,350,000

Sr. Sub. Notes, 8.625% due 11/15/14 (b)

5,590,750

4,500,000

Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 (a)

5,062,500

TRW Automotive, Inc.:

4,506,000

Sr. Notes, 9.375% due 2/15/13

5,249,490

293,000

Sr. Sub. Notes, 11.000% due 2/15/13 (a)

354,530

7,855,000

Wesco Distribution, Inc., Sr. Sub. Notes, Series B, 9.125% due 6/1/08

8,129,925

97,884,598

Media — 8.8%

1,975,000

Advertising Directory Solutions Inc., 9.250% due 11/15/12 (b)

2,083,625

4,175,000

Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (b)

4,060,188

3,151,050

Avalon Cable LLC, Sr. Discount Notes, 11.875% due 12/1/08

3,304,664

Cablevision Systems Corp., Sr. Notes (a)(b):

7,200,000

6.669% due 4/1/09 (e)

7,668,000

2,725,000

8.000% due 4/15/12

2,922,563

3,150,000

Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due 6/15/14

3,445,313

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Media — 8.8% (continued)

$ 4,053,210

Canwest Media, Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (b)

$
4,367,334

CBD Media Holdings LLC:

3,250,000

Notes, 8.625% due 6/1/11

3,453,125

4,400,000

Sr. Notes, 9.250% due 7/15/12 (b)

4,548,500

Charter Communications Holdings, LLC:

Sr. Discount Notes:

775,000

9.920% due 4/1/11

664,563

6,525,000

Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10 (a)(e)

6,117,188

3,650,000

Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11 (a)(e)

3,084,250

10,950,000

Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (e)

8,103,000

1,175,000

Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12 (e)

804,875

Sr. Notes:

450,000

8.625% due 4/1/09

392,625

11,250,000

10.000% due 4/1/09 (a)

10,181,250

6,800,000

10.750% due 10/1/09

6,222,000

200,000

10.250% due 1/15/10

176,500

5,000,000

CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16 (a)

5,700,000

Dex Media East LLC/Dex Media East Finance Co.:

1,900,000

9.875% due 11/15/09 (a)

2,173,125

894,000

12.125% due 11/15/12

1,094,033

12,000,000

Dex Media, Inc., Discount Notes, (zero coupon until 11/15/08, 9.000% thereafter), due 11/15/13 (a)(e)

9,465,000

3,125,000

Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13

3,617,188

3,275,000

DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13

3,688,469

Echostar DBS Corp.:

11,000,000

6.625% due 10/1/14 (b)

11,192,500

4,079,000

Sr. Notes, 9.125% due 1/15/09 (a)

4,507,295

5,350,000

Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08, 11.500% thereafter), due 10/15/13(a)(e)

3,959,000

Insight Midwest, L.P., Sr. Notes:

2,350,000

9.750% due 10/1/09

2,473,375

4,900,000

10.500% due 11/1/10 (a)

5,390,000

2,100,000

Interep National Radio Sales Inc., Series B, 10.000% due 7/1/08 (a)

1,593,375

4,375,000

Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13

4,856,250

2,225,000

Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (a)

2,403,000

5,400,000

Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)

5,447,250

4,850,000

Nexstar Finance Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/08, 11.375% thereafter), due 4/1/13 (a)(e)

3,855,750

6,950,000

NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11

7,818,750

3,700,000

PanAmSat Corp., 9.000% due 8/15/14 (b)

4,148,625

870,000

PEI Holdings Inc., Sr. Notes, 11.000% due 3/15/10

1,017,900

4,400,000

R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (b)

5,247,000

1,950,000

Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 (a)

2,132,812

5,150,000

Rainbow National Services LLC, 10.375% due 9/1/14 (b)

5,832,375

1,625,000

Rogers Cable, Inc., 8.750% due 5/1/32

1,811,875

2,725,000

Spanish Broadcasting System, 9.625% due 11/1/09

2,868,063

5,850,000

Vertis Inc., Secured Notes, 9.750% due 4/1/09 (a)

6,376,500

Yell Finance B.V.:

3,215,000

Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11 (a)(e)

3,174,813

2,298,000

Sr. Notes, 10.750% due 8/1/11

2,665,680

7,075,000

Young Broadcasting, Inc., Sr. Sub. Notes, 10.000% due 3/1/11 (a)

7,587,938

193,697,504

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Services & Other — 2.5%

Allied Waste North America, Inc., Sr. Notes, Series B:

$ 125,000

8.875% due 4/1/08

$
134,375

9,050,000

9.250% due 9/1/12

9,841,875

5,500,000

7.375% due 4/15/14 (a)

5,293,750

1,350,000

Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12

1,518,750

1,495,000

CB Richard Ellis Services Inc., Sr. Notes, 9.750% due 5/15/10

1,711,775

Cenveo Corp.:

4,000,000

9.625% due 3/15/12

4,410,000

6,050,000

Sr. Sub. Notes, 7.875% due 12/1/13 (a)

5,656,750

2,879,374

Employee Solutions, Inc., Series B, 10.000% due 4/15/05 (a)(c)(d)

288

2,500,000

The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (c)(d)

0

Iron Mountain, Inc., Sr. Sub. Notes:

3,900,000

8.625% due 4/1/13

4,163,250

10,035,000

7.750% due 1/15/15

10,235,700

250,000

6.625% due 1/1/16

234,375

Muzak LLC:

6,325,000

Sr. Notes, 10.000% due 2/15/09

5,921,781

1,500,000

Sr. Sub. Notes, 9.875% due 3/15/09 (a)

1,055,625

4,000,000

Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (c)

15,000

4,050,000

SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06

4,110,750

54,304,044

Technology — 2.0%

Amkor Technology, Inc.:

Sr. Notes:

975,000

9.250% due 2/15/08

1,001,813

4,000,000

7.125% due 3/15/11 (a)

3,780,000

4,190,000

Sr. Sub. Notes, 10.500% due 5/1/09 (a)

4,210,950

20,475,000

Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29 (a)

18,632,250

7,675,000

Nortel Networks Ltd., Notes, 6.125% due 2/15/06

7,847,688

6,825,000

Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (a)

7,405,125

42,877,826

Telecommunications — 6.1%

Alamosa (Delaware), Inc.:

2,827,000

11.000% due 7/31/10

3,342,928

2,537,000

Sr. Discount Notes, (zero coupon until 7/31/05, 12.000% thereafter), due 7/31/09 (e)

2,765,330

1,000,000

Sr. Notes, 8.500% due 1/31/12

1,097,500

American Tower Corp., Sr. Notes (a):

5,523,000

9.375% due 2/1/09

5,868,188

4,600,000

7.500% due 5/1/12

4,853,000

1,150,000

American Tower Escrow Corp., Sr. Discount Notes, zero coupon (yield to maturity at issue, 12.250%), due 8/1/08

865,375

5,000,000

AT&T Corp., Sr. Notes, 9.750% due 11/15/31

5,993,750

6,000,000

Centennial Cellular Operating Co., 10.125% due 6/15/13

6,765,000

2,675,000

Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (a)

2,761,938

Crown Castle International Corp., Sr. Notes:

6,375,000

9.375% due 8/1/11

7,171,875

4,000,000

10.750% due 8/1/11 (a)

4,360,000

1,650,000

7.500% due 12/1/13 (a)

1,782,000

905,000

Series B, 7.500% due 12/1/13 (a)

977,400

2,000,000

iPCS Inc., Sr. Notes, 11.500% due 5/1/12

2,280,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Telecommunications — 6.1% (continued)

Nextel Communications, Inc., Sr. Notes:

$ 521,428

9.500% due 2/1/11 (a)

$
583,999

2,925,000

6.875% due 10/31/13

3,188,250

18,400,000

7.375% due 8/1/15

20,332,000

4,050,000

Qwest Corp., Debentures, 9.125% due 3/15/12 (b)

4,698,000

Qwest Services Corp., Notes (b):

12,925,000

14.000% due 12/15/10

15,606,938

10,851,000

14.500% due 12/15/14

13,780,770

3,075,000

SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (b)

3,151,875

5,150,000

SBA Telecommunications Inc., Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (e)

4,364,625

2,500,000

SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10

2,681,250

UbiquiTel Operating Co., Sr. Notes:

2,950,000

9.875% due 3/1/11 (a)

3,326,125

4,000,000

9.875% due 3/1/11 (b)

4,510,000

5,750,000

Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13

6,281,875

3,250,000

World Access Inc., Sr. Notes, 13.250% due 1/15/08 (c)

121,875

133,511,866

Transportation — 0.6%

Continental Airlines Inc., Pass-Through Certificates:

2,790,424

Series 974C, 6.800% due 7/2/07

2,542,371

3,261,417

Series 981C, 6.541% due 9/15/08

3,008,571

150,000

General Maritime Corp., Sr. Notes, 10.000% due 3/15/13

173,250

7,750,000

OMI Corp., Sr. Notes, 7.625% due 12/1/13

8,331,250

14,055,442

Utilities — 4.9%

The AES Corp., Sr. Notes:

2,125,000

9.500% due 6/1/09

2,427,813

5,975,000

9.375% due 9/15/10 (a)

6,975,813

1,825,000

8.750% due 6/15/08

2,007,500

3,300,000

7.750% due 3/1/14

3,597,000

6,675,000

Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due 11/15/07 (b)

7,609,500

Calpine Corp. (a):

Sr. Notes:

350,000

7.875% due 4/1/08

287,000

465,000

8.625% due 8/15/10

358,050

3,635,000

Secured Notes, 8.750% due 7/15/13 (b)

3,017,050

8,875,000

2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (b)

7,654,687

4,000,000

Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (a)(e)

3,930,000

Edison Mission Energy, Sr. Notes:

2,675,000

10.000% due 8/15/08

3,082,938

5,775,000

7.730% due 6/15/09

6,237,000

7,050,000

9.875% due 4/15/11 (a)

8,389,500

Mirant Americas Generation, LLC, Sr. Notes (c):

1,725,000

7.625% due 5/1/06

1,863,000

10,250,000

8.300% due 5/1/11

10,890,625

7,475,000

9.125% due 5/1/31

7,830,062

14,750,000

NRG Energy, Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (b)

16,151,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Utilities — 4.9% (continued)

Reliant Energy, Inc., Secured Notes:

$ 3,500,000

9.250% due 7/15/10

$
3,920,000

10,475,000

9.500% due 7/15/13

11,954,594

108,183,382

TOTAL CORPORATE BONDS & NOTES (Cost — $1,411,708,477)

1,480,024,729

CONVERTIBLE BONDS — 0.1%

Telecommunications — 0.1%

1,325,000

American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $633,864)

1,338,250

SOVEREIGN BONDS — 25.3%

Argentina — 0.6%

Republic of Argentina (c):

8,270,000

Discount Bond, Series L-GL, 3.500% due 3/31/23 (e)

4,672,550

13,825,000

Par Bond, Series L-GP, 6.000% due 3/31/23

7,811,125

12,483,675

Brazil — 6.0%

Federative Republic of Brazil:

1,000,000

11.000% due 1/11/12

1,217,000

19,545,000

12.250% due 3/6/30

25,774,969

7,875,000

11.000% due 8/17/40

9,347,625

50,002,154

C Bond, 8.000% due 4/15/14

51,174,080

1,000,000

Collective Action Security, 10.500% due 7/14/14

1,190,000

25,786,971

DCB, Series L, 3.125% due 4/15/12 (e)

24,691,025

FLIRB, Series L (e):

4,153,846

Bearer, 3.063% due 4/15/09

4,070,769

8,861,539

Registered, 3.063% due 4/15/09

8,684,308

5,109,096

NMB, Series L, 3.125% due 4/15/09 (e)

5,058,005

131,207,781

Bulgaria — 0.2%

3,065,000

Republic of Bulgaria, 8.250% due 1/15/15 (b)

3,865,731

Chile — 0.4%

7,975,000

Republic of Chile, 5.500% due 1/15/13

8,387,743

Colombia — 1.3%

Republic of Colombia:

1,375,000

9.750% due 4/23/09

1,570,937

1,275,000

10.500% due 7/9/10

1,491,750

2,725,000

10.000% due 1/23/12

3,161,000

6,475,000

10.750% due 1/15/13

7,745,719

4,575,000

11.750% due 2/25/20

5,924,625

130,000

8.125% due 5/21/24

126,750

7,605,000

10.375% due 1/28/33

8,821,800

28,842,581

Costa Rica — 0.0%

375,000

Republic of Costa Rica, 8.050% due 1/31/13 (b)

385,313

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Ecuador — 0.8%

Republic of Ecuador (b):

$16,235,000

12.000% due 11/15/12

$
16,722,050

1,220,000

8.000% due 8/15/30 (e)

1,065,975

17,788,025

El Salvador — 0.2%

3,375,000

Republic of El Salvador, 7.750% due 1/24/23 (b)

3,712,500

Malaysia — 0.5%

5,225,000

Federation of Malaysia, 8.750% due 6/1/09

6,202,872

Petronas Capital Ltd. (b):

75,000

7.000% due 5/22/12

86,066

3,275,000

7.875% due 5/22/22

4,068,739

10,357,677

Mexico — 4.3%

United Mexican States:

9,575,000

6.625% due 3/3/15

10,307,488

1,600,000

11.375% due 9/15/16

2,360,000

5,200,000

8.125% due 12/30/19

6,136,000

Medium Term Notes:

9,780,000

6.375% due 1/16/13

10,403,475

13,735,000

8.300% due 8/15/31

16,104,287

Series A:

31,056,000

5.875% due 1/15/14

31,910,040

16,685,000

7.500% due 4/8/33

18,082,369

95,303,659

Panama — 0.8%

Republic of Panama:

465,000

9.625% due 2/8/11

553,350

1,675,000

9.375% due 7/23/12

1,993,250

1,600,000

7.250% due 3/15/15

1,664,000

3,355,000

9.375% due 1/16/23

3,908,575

1,112,000

8.875% due 9/30/27

1,239,880

4,750,000

9.375% due 4/1/29

5,605,000

2,915,119

PDI, 2.750% due 7/17/16 (e)

2,769,363

17,733,418

Peru — 1.0%

Republic of Peru:

2,425,000

9.125% due 2/21/12

2,834,219

2,400,000

9.875% due 2/6/15

2,976,000

1,600,000

8.750% due 11/21/33

1,752,000

6,261,000

FLIRB, 4.500% due 3/7/17 (e)

5,885,340

9,284,000

PDI, 5.000% due 3/7/17 (e)

8,866,220

22,313,779

The Philippines — 0.9%

Republic of the Philippines:

25,000

8.375% due 3/12/09

26,344

600,000

9.375% due 1/18/17

626,250

2,050,000

9.875% due 1/15/19

2,114,063

14,525,000

10.625% due 3/16/25

15,578,062

1,711,112

FLIRB, Series B, 3.438% due 6/1/08 (e)

1,587,056

19,931,775

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

Russia — 5.1%

$ 5,000,000

Aries Vermogensverwaltung GmbH, Russian Federation Sovereign Credit-Linked Notes, Series C, 9.600% due 10/25/14 (b)

$
6,175,000

Russian Federation:

3,330,000

11.000% due 7/24/18

4,643,269

5,950,000

12.750% due 6/24/28

9,752,437

87,780,000

5.000% (until 3/31/07, 7.500% thereafter) due 3/31/30 (e)

90,632,850

111,203,556

South Africa — 0.5%

Republic of South Africa:

950,000

9.125% due 5/19/09

1,124,586

8,975,000

6.500% due 6/2/14

9,850,062

10,974,648

Turkey — 1.2%

Republic of Turkey:

1,075,000

12.375% due 6/15/09

1,353,199

825,000

11.750% due 6/15/10

1,039,764

6,700,000

11.500% due 1/23/12

8,641,727

1,875,000

11.000% due 1/14/13

2,383,106

5,280,000

11.875% due 1/15/30

7,616,400

5,000,000

Collective Action Security, 9.500% due 1/15/14

5,912,300

26,946,496

Ukraine — 0.3%

Republic of Ukraine (b):

2,940,084

11.000% due 3/15/07

3,164,883

3,150,000

7.650% due 6/11/13

3,369,019

6,533,902

Venezuela — 1.2%

Republic of Venezuela:

5,075,000

5.375% due 8/7/10

4,790,800

4,514,000

8.500% due 10/8/14

4,762,270

Collective Action Security:

7,300,000

10.750% due 9/19/13

8,687,000

6,925,000

9.375% due 1/13/34

7,337,038

725,000

Par Bond, Series A, 6.750% due 3/31/20

721,375

26,298,483

TOTAL SOVEREIGN BONDS (Cost — $508,080,433)

554,270,742

LOAN PARTICIPATION (e)(f) — 0.1%

Morocco — 0.1%

1,709,810

Kingdom of Morocco, Tranche A, 2.781% due 1/5/09 (CS First Boston Corp.) (Cost — $1,611,153)

1,679,889

ASSET-BACKED SECURITIES — 0.1%

1,807,149

First Consumers Master Trust, Series 2001-A, Class A, 2.712% due 9/15/08 (e) (Cost — $1,780,642)

1,764,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Shares

Security

Value

COMMON STOCK (g) — 1.0%

40,557

Axiohm Transaction Solutions, Inc. (d)

$
0

172,414

Continental AFA Dispensing Co. (d)

948,277

20

Glasstech Inc. (d)

0

29,983

Mattress Discounters Corp. (d)

0

90,197

NTL Inc.

6,580,773

89,129

SpectraSite, Inc.

5,160,569

142,752

Telewest Global, Inc.

2,509,580

616,071

UnitedGlobalCom, Inc., Class A Shares (a)

5,951,246

10,212

World Access, Inc.

7

TOTAL COMMON STOCK (Cost — $18,288,662)

21,150,452

ESCROW SHARES (d)(g) — 0.0%

4,000,000

Breed Technologies Inc.

0

4,000,000

Imperial Sugar Co.

0

2,000,000

Pillowtex Corp.

0

1,324,028

Vlasic Foods International, Inc.

119,163

TOTAL ESCROW SHARES (Cost — $0)

119,163

PREFERRED STOCK — 0.5%

6,913

Alamosa Holdings Inc., Series B, 7.500% Cumulative Convertible (a)

6,486,122

62,500

Delphi Trust I, 8.250% Trust Preferred Securities (a)

1,556,875

22

Glasstech, Inc. (d)(g)

0

36,560

Spanish Broadcasting System, Series B, Payment-in-Kind, 10.750% due 10/15/13

4,085,580

TCR Holdings Corp.(d)(g):

9,787

Class B Shares

10

5,383

Class C Shares

5

14,191

Class D Shares

14

29,362

Class E Shares

29

TOTAL PREFERRED STOCK (Cost — $7,370,003)

12,128,635

Warrants/ Rights

WARRANTS & RIGHTS (g) — 0.0%

1,150

  American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant excercisable for 14.0953 shares of common stock.)
(b)

265,075

2,240

  Brown Jordan International, Inc., (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant excercisable for 0.2298 shares of common stock.) (b)

20

16,537,951

  ContiFinancial Corp., Liquidating Trust, Units of interest (Representing interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)

330,759

1,250

  Leap Wireless International, Inc., (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant excercisable for 5.146 shares of common stock.) (b)(d)

0

3,500

  Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares of Class L common stock.) (b)(d)

0

13,446

  Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant excercisable for 1 share of common stock.)
(d)

14

2,500

  UbiquiTel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965 shares of Class A common stock.) (b)

25

30,345

Venezuela Par Rights (d)

0

TOTAL WARRANTS & RIGHTS (Cost — $583,833)

595,893

SUB-TOTAL INVESTMENTS (Cost — $1,950,057,067)

2,073,071,937

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers High Yield Bond Fund

Face Amount

Security

Value

REPURCHASE AGREEMENT — 4.2%

$21,802,000

  Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $21,806,070; (Fully collateralized by various U.S.
Government Obligations, 0.000% to 13.875% due 2/15/05 to 4/15/32; Market value — $22,238,040)

$
21,802,000

35,000,000

  Merril Lynch & Co., Inc., dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $35,006,533; (Fully collateralized by various
U.S. Government Agency Obligations 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $35,700,00)

35,000,000

35,000,000

  UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $35,006,329; (Fully collateralized by International Bank for Reconstruction & Development Notes and Bonds, and various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $35,700,000)

35,000,000

TOTAL REPURCHASE AGREEMENT (Cost — $91,802,000)

91,802,000

TOTAL INVESTMENTS — 98.7% (Cost — $2,041,859,067*)

2,164,873,937

Other Assets in Excess of Liabilities — 1.3%

28,546,086

TOTAL NET ASSETS — 100.0%

$
2,193,420,023

Shares

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL

334,648,632

State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $334,648,632)

$
334,648,632

(a)

All or a portion of this security is on loan (See Notes 1 and 3).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

Security is currently in default.

(d)

Security is valued in accordance with fair valuation procedures.

(e)

Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.

(f)

Participation interests were acquired through the financial institutions indicated parenthetically.

(g)

Non-income producing security.

*

Aggregate cost for federal income tax purposes is $2,043,798,893.

Abbreviations used in this schedule:

C Bond    — Capitalization Bond

DCB         —
Debt Conversion Bond

FLIRB      — Front-Loaded Interest Reduction Bond

NMB       — New Money Bond

PDI         — Past Due Interest

TRAINS — Targeted Returns Index Securities

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Face Amount

Security

Value

U.S. GOVERNMENT OBLIGATIONS — 33.6%

U.S. Treasury Notes:

$ 6,500,000

2.875% due 11/30/06 (a)

$
6,481,722

11,000,000

3.000% due 11/15/07 (a)

10,935,551

12,300,000

3.375% due 11/15/08 (a)

12,270,701

6,500,000

3.500% due 11/15/09 (a)

6,471,569

1,000,000

5.750% due 8/15/10 (a)(b)

1,101,290

4,000,000

4.000% due 2/15/14 (a)

3,946,096

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $41,218,377)

41,206,929

MORTGAGE-BACKED SECURITIES — 54.1%

4,212

Fannie Mae Grantor Trust, 86.800% due 12/28/28 (c)

4,093

500,000

Federal Home Loan Bank, 5.800% due 9/2/08

535,977

Federal Home Loan Mortgage Corporation (FHLMC):

4,166,638

5.000% due 12/15/09 — Interest Only

168,632

2,970

11.750% due 7/1/15

3,312

67,195

8.000% due 7/1/20

72,870

2,638,523

9.500% due 1/1/21

2,957,041

5,702,753

5.500% due 1/15/23 — Interest Only

437,397

134,203

4.500% due 4/15/32

127,705

1,216,239

5.744% due 7/1/32 (c)

1,242,864

2,721,861

5.000% due 8/1/33 (b)

2,709,492

Gold:

9,651

7.500% due 5/1/07

10,078

2,258

6.000% due 7/1/10

2,369

12,289

7.000% due 5/1/11

13,029

83,805

7.000% due 7/1/11

88,854

21,817

7.000% due 8/1/11

23,132

2,276

8.250% due 4/1/17

2,502

14,399

8.000% due 12/1/19

15,645

432,890

6.000% due 10/1/28

448,855

57,835

6.000% due 7/1/29

59,895

704,663

7.500% due 5/1/30

757,917

209,714

8.000% due 9/1/31

227,242

5,700,000

5.000%, 30 year (d)

5,660,813

Federal National Mortgage Association (FNMA):

2,000,000

3.678% due 2/17/09 (c)

2,018,760

1,412,393

5.000% due 3/25/09 — Interest Only

39,284

2,018,265

6.000% due 9/1/11 (b)

2,120,177

7,611

12.500% due 9/1/15

8,665

77,246

12.000% due 1/1/16

87,422

4,216

12.000% due 1/1/16

4,777

45,471

12.500% due 1/1/16

51,747

363,747

8.500% due 8/1/19

402,427

1,987

11.500% due 9/1/19

2,240

14,306

10.500% due 8/1/20

16,321

26,879

8.500% due 11/1/23

29,728

382,118

6.500% due 9/1/24

402,929

383,535

7.000% due 1/1/25

408,811

43,012

6.000% due 2/1/29

44,642

35,935

6.000% due 3/1/29

37,252

366,943

6.000% due 6/1/29

380,387

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Face Amount

Security

Value

MORTGAGE-BACKED SECURITIES — 54.1% (continued)

$ 595,213

6.527% due 5/25/30

$
623,280

3,645

7.500% due 7/1/30

3,906

38,969

7.500% due 9/1/30

41,768

759,413

8.500% due 11/1/31 (b)

839,917

1,626,932

6.000% due 1/1/33 (b)

1,685,045

1,375,245

3.972% due 6/25/33 (c)

1,408,356

6,000,000

5.500%, 15 year (d)

6,200,628

4,700,000

5.000%, 30 year (d)

4,663,284

12,000,000

5.500%, 30 year (d)

12,183,744

3,000,000

6.000%, 30 year (d)

3,102,186

4,500,000

6.500%, 30 year (d)

4,719,375

Government National Mortgage Association (GNMA):

500,294

8.500% due 6/15/25

549,308

8,500,000

5.500%, 30 year (d)

8,675,313

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $64,866,212)

66,321,393

SUB-TOTAL INVESTMENTS (Cost — $106,084,589)

107,528,322

SHORT-TERM INVESTMENTS (b) — 49.8%

U.S. GOVERNMENT AGENCIES — 28.5%

10,000,000

Federal Farm Credit Bank Discount Corp., zero coupon due 1/11/05 (Yield to maturity 2.200%)

9,993,888

Federal Home Loan Bank Discount Corp.:

15,000,000

Zero coupon due 1/5/05 (Yield to maturity 2.180%)

14,996,367

10,000,000

Zero coupon due 1/7/05 (Yield to maturity 2.240%)

9,996,267

TOTAL U.S. GOVERNMENT AGENCIES (Cost — $34,986,522)

34,986,522

REPURCHASE AGREEMENT — 21.3%

26,190,000

  Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $26,194,889; (Fully collateralized by various U.S.
government agency obligations, 0.000% to 13.875%, due 2/15/05 to 4/15/32; Market value — $26,713,800) (Cost — $26,190,000)

26,190,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $61,176,522)

61,176,522

TOTAL INVESTMENTS — 137.5% (Cost — $167,261,111*)

168,704,844

Other Assets in Excess of Liabilities — (37.5)%

(46,045,380
)

TOTAL NET ASSETS — 100%

$
122,659,464

Shares

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL

31,010,669

State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $31,010,669)

$
31,010,669

(a)

All or a portion of this security is on loan (See Notes 1 and 3).

(b)

Securities with an aggregated market value of $69,026,734 are segregated and/or held as collateral for mortgage dollar rolls, TBA’s and/or open futures contracts commitments.

(c)

Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.

(d)

Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).

*

Aggregate cost for federal income tax purposes is $167,301,306.

Abbreviation used in this schedule:

TBA — To Be Announced.

See Notes to
Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 37.0%

U.S. Treasury Bonds & Notes:

$ 1,000,000

5.750% due 8/15/10 (g)

$
1,101,290

2,950,000

5.000% due 2/15/11 (a)

3,139,101

5,390,000

4.000% due 2/15/14 (a)

5,317,364

1,780,000

4.250% due 8/15/14 (a)

1,784,521

Federal Home Loan Mortgage Corp. (FHLMC)‡:

Gold:

1,735

6.000% due 10/1/10

1,821

32,873

7.000% due 7/1/11

34,854

202,702

7.000% due 8/1/30

216,935

7,000,000

5.000%, 30 Year (b)

6,951,875

1,150,000

6.000%, 30 Year (b)

1,188,094

3,000,000

6.500%, 30 Year (b)

3,148,125

272,539

Series 1103, Class N, 1.157% due 6/15/21 — interest only

7,564

Federal National Mortgage Association (FNMA)‡:

4,424

6.500% due 2/1/26

4,656

43,630

6.500% due 3/1/26

45,911

13,575

8.000% due 2/1/31

14,724

6,000,000

4.500%, 30 Year (b)

5,799,372

11,750,000

5.000%, 30 Year (b)

11,658,209

7,500,000

5.500%, 30 Year (b)

7,614,840

6,000,000

6.000%, 30 Year (b)

6,204,372

15,500,000

6.500%, 30 Year (b)

16,255,625

9,554

Series 1989-17, Class E, 10.400% due 4/25/19‡

10,672

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost —
$69,411,726)

70,499,925

CORPORATE BONDS & NOTES — 26.3%

Basic Industries — 3.6%

100,000

AK Steel Corp., 7.875% due 2/15/09 (a)

102,375

150,000

Aleris International Inc., Secured Notes, 10.375% due 10/15/10

171,000

125,000

Ameripath Inc., 10.500% due 4/1/13

133,437

125,000

Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13

134,375

200,000

BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (c)

226,500

125,000

Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12

143,750

250,000

Bowater Inc., Notes, 6.500% due 6/15/13 (a)

251,285

Buckeye Technologies Inc., Sr. Sub. Notes (a):

225,000

9.250% due 9/15/08

226,125

75,000

8.000% due 10/15/10

75,375

125,000

Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11

141,250

585,000

Domtar Inc., Notes, 5.375% due 12/1/13 (a)

580,197

150,000

Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11

174,750

100,000

FMC Corp., Secured Notes, 10.250% due 11/1/09

115,250

200,000

Huntsman Advanced Materials LLC, Sr. Secured Notes, 11.000% due 7/15/10 (c)

239,000

209,000

Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 (a)

221,017

175,000

ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11

198,625

65,000

Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14

80,600

275,000

Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12

301,125

Lyondell Chemical Co., Sr. Secured Notes (a):

200,000

11.125% due 7/15/12

238,500

17,000

Series B, 9.875% due 5/1/07

17,892

50,000

Medical Device Manufacturing, Inc., 10.000% due 7/15/12 (c)

54,125

125,000

Methanex Corp., Sr. Notes, 8.750% due 8/15/12

146,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

Basic Industries — 3.6% (continued)

$ 150,000

Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08 (a)

$
171,375

125,000

Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12

136,875

275,000

Owens-Illinois Inc., Sr. Notes, 7.350% due 5/15/08

290,125

225,000

Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11

254,250

75,000

Pliant Corp., 2nd Priority Lien Sr. Secured Notes, 11.125% due 9/1/09

82,125

125,000

Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10

107,813

500,000

Republic Technologies International, LLC, Sr. Secured Sub. Notes, 13.750% due 7/15/09 (d)(e)

0

Resolution Performance Products LLC:

100,000

Secured Notes, 8.000% due 12/15/09

108,000

125,000

Sr. Sub. Notes, 13.500% due 11/15/10

136,563

Rhodia S.A. (a):

125,000

Sr. Notes, 7.625% due 6/1/10

125,938

150,000

Sr. Sub. Notes, 8.875% due 6/1/11

151,875

Six Flags, Inc., Notes (a):

50,000

9.750% due 4/15/13

51,000

50,000

9.625% due 6/1/14

50,500

150,000

Tekni-Plex, Inc., Sr. Secured Notes, 8.750% due 11/15/13 (c)

150,000

112,000

United Agri Products, Inc., 8.750% due 12/15/11 (c)(f)

120,680

162,000

Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11

183,870

700,000

WMC Finance U.S.A., 5.125% due 5/15/13

699,154

6,793,258

Consumer Cyclicals — 1.2%

75,000

Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (c)

78,000

200,000

Cinemark Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter), due 3/15/14 (f)

152,000

325,000

Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08

326,625

370,000

Flooring America Inc., Sr. Notes, Series B, 9.250% due 10/15/07 (d)(e)

0

100,000

Host Marriott, L.P., Sr. Notes, Series I, 9.500% due 1/15/07 (a)

110,000

100,000

Interface Inc., Notes, 7.300% due 4/1/08

102,750

200,000

John Q Hammons Hotels L.P., 1st Mortgage Sr. Notes, Series B, 8.875% due 5/15/12

227,000

125,000

Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08

133,281

145,000

Levi Strauss & Co., Notes, 7.000% due 11/1/06

152,975

500,000

Limited Brands, Debentures, 6.950% due 3/1/33 (a)

545,688

100,000

MeriStar Hospitality Operating Partnership, L.P./MeriStar Hospitality Finance Corp. II, Sr. Notes, 10.500% due 6/15/09

109,500

50,000

Oxford Industries Inc., Sr. Notes, 8.875% due 6/1/11

53,938

200,000

PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11

235,000

2,226,757

Consumer Non-Cyclicals — 4.1%

175,000

aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (a)(f)

131,687

141,859

Ahold Lease U.S.A. Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20

154,006

76,000

Applica, Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (a)

76,000

75,000

Athena Neurosciences Finance LLC, 7.250% due 2/21/08

78,750

25,000

Caesars Entertainment Inc., Sr. Sub. Notes, 8.875% due 9/15/08

28,375

100,000

Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (c)

111,250

75,000

Community Health Systems, Sr. Sub. Notes, 6.500% due 12/15/12 (c)

75,938

575,000

DaimlerChrysler N.A. Holdings Corp., 4.050% due 6/4/08

574,266

150,000

Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11

165,000

Doane Pet Care Co.:

75,000

Sr. Notes, 10.750% due 3/1/10

80,625

150,000

Sr. Sub. Notes, 9.750% due 5/15/07

148,500

125,000

Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due 7/1/10

140,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

Consumer Non-Cyclicals — 4.1% (continued)

$ 75,000

HCA Inc., Notes, 6.375% due 1/15/15

$
75,442

150,000

Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (c)

152,625

425,000

Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (a)

352,750

655,000

Humana Inc., Sr. Notes, 6.300% due 8/1/18 (g)

673,336

150,000

IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14

164,250

200,000

Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12

169,000

302,207

Iowa Select Farms, L.P., Secured Notes, Payment-in-kind, 10.750% due 12/1/06 (c)

151,104

200,000

Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11

227,000

290,000

Kraft Foods Inc., Notes, 5.625% due 11/1/11

307,528

75,000

Las Vegas Sands, Inc./Venetian Casino Resort LLC, Mortgaged Secured Notes, 11.000% due 6/15/10

85,969

275,000

MGM Mirage, Sr. Notes, 6.750% due 9/1/12

290,813

375,000

Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due 7/15/07 (d)(e)

0

45,689

Nutritional Sourcing Corp., Sr. Notes, 10.125% due 8/1/09

32,211

125,000

Pinnacle Entertainment, Sr. Sub. Notes, 8.250% due 3/15/12

133,438

150,000

Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (c)

143,625

50,000

Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08

54,500

450,000

Safeway, Inc., Debentures, 7.250% due 2/1/31 (a)

517,419

75,000

Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12 (c)

76,688

100,000

Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14

106,500

250,000

Simmons Bedding Co., Sr. Discount Notes, (zero coupon until 12/1/09, 10.000% thereafter), due 12/15/14 (c)(f)

153,750

250,000

Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12

273,750

163,000

Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub Notes, 10.250% due 8/15/10

188,265

Tenet Healthcare Corp.:

200,000

Notes, 7.375% due 2/1/13 (a)

195,000

Sr. Notes:

25,000

9.875% due 7/1/14 (c)

27,375

100,000

6.875% due 11/15/31

85,750

275,000

Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (c)

299,063

275,000

United Industries Corp., Sr. Notes, Series D, 9.875% due 4/1/09

289,094

150,000

Vicar Operating Inc., Sr. Notes, 9.875% due 12/1/09

165,000

500,000

WellPoint Health Networks, Inc., Notes, 6.375% due 1/15/12 (g)

551,549

7,707,816

Energy — 3.3%

250,000

BRL Universal Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08

264,062

500,000

Costilla Energy Inc., Sr. Notes, 10.250% due 10/1/06 (a)(d)(e)

0

475,000

Devon Financing Corp. ULC, 6.875% due 9/30/11 (g)

538,700

625,000

Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08 (g)

630,307

Dynegy Holdings, Inc:

25,000

Debentures, 7.125% due 5/15/18

22,406

375,000

Secured Notes, 9.875% due 7/15/10 (c)

420,937

500,000

El Paso Corp., Medium Term Note, 7.375% due 12/15/12

508,750

200,000

Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11

229,500

179,000

Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12

204,060

650,000

Nexen Inc., Notes, 5.050% due 11/20/13 (g)

646,657

600,000

Pinnacle West Capital Corp., Sr. Notes, 6.400% due 4/1/06 (g)

617,691

150,000

Plains Exploration & Production Co., Sr. Notes, 7.125% due 6/15/14

164,250

625,000

Precision Drilling Corp., Notes, 5.625% due 6/1/14 (g)

651,992

200,000

Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11

217,000

595,000

Valero Energy Corp., Notes, 4.750% due 6/15/13 (g)

588,780

125,000

Vintage Petroleum Inc., Sr. Sub. Notes, 7.875% due 5/15/11

133,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

Energy — 3.3% (continued)

The Williams Cos Inc., Notes:

$ 50,000

7.625% due 7/15/19

$
55,250

350,000

7.875% due 9/1/21 (a)

392,000

75,000

8.750% due 3/15/32

86,531

6,372,623

Financial — 4.8%

493,850

Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (d)(e)

0

800,000

Bank of America Corp., Notes, 4.250% due 10/1/10

798,955

550,000

Capital One Financial Corp., Notes, 7.250% due 5/1/06 (a)

576,737

800,000

CIT Group Inc., Sr. Notes, 7.750% due 4/2/12

948,310

275,000

Ford Motor Credit Co., Notes, 7.875% due 6/15/10

303,321

1,075,000

General Electric Capital Corp., Medium Term Note, Series A, 6.000% due 6/15/12 (g)

1,173,560

925,000

General Motors Acceptance Corp., Notes, 6.875% due 9/15/11

949,196

625,000

Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (f)

602,813

650,000

International Lease Finance Corp., Medium Term Note, Series O, 4.375% due 11/1/09

652,148

700,000

JPMorgan Chase & Co., Sub. Notes, 6.625% due 3/15/12

784,657

640,000

MBNA Corp., Notes 4.625% due 9/15/08

650,566

700,000

Morgan Stanley, Notes, 6.600% due 4/1/12

781,859

650,000

Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (c)

829,888

9,052,010

Housing Related — 0.5%

325,000

Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09, 11.250% thereafter), due 3/1/14 (f)

235,625

575,000

Boston Properties L.P., Sr. Notes, 6.250% due 1/15/13

624,831

75,000

Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (c)

78,750

939,206

Manufacturing — 0.9%

150,000

Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500% due 5/15/11

165,000

25,000

Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (c)

27,937

250,000

Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13

251,250

175,000

Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10 (a)

194,250

250,000

Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (d)(e)

313

250,000

L-3 Communications Corp., Sr. Sub Notes, 7.625% due 6/15/12

275,625

125,000

Moll Industries Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (d)(e)

0

125,000

NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09

138,750

100,000

Sensus Metering Systems, Sr. Sub. Notes, 8.625% due 12/15/13

103,000

125,000

Sequa Corp., Sr. Notes, 9.000% due 8/1/09

141,563

225,000

Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 (a)

253,125

201,000

TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13

234,165

1,784,978

Media — 2.8%

472,658

Avalon Cable LLC, Sr. Discount Notes, 11.875% due 12/1/08

495,700

131,473

Canwest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (c)

141,662

325,000

Cablevision Systems Corp., Sr. Notes, 6.669% due 4/1/09 (a)(c)(f)

346,125

150,000

Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due 6/15/14

164,062

Charter Communications Holdings, LLC, Sr. Notes:

50,000

8.625% due 4/1/09 (a)

43,625

450,000

10.000% due 4/1/09 (a)

407,250

50,000

10.250% due 1/15/10

44,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

Media — 2.8% (continued)

Sr. Discount Notes (f):

$ 120,000

Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10

$
112,500

100,000

Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12

68,500

525,000

Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13

648,376

244,000

Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13

282,430

275,000

DirecTV Holding LLC, Sr. Notes, 8.375% due 3/15/13

309,719

200,000

Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (a)

220,000

150,000

Interep National Radio Sales Inc., Series B, 10.000% due 7/1/08 (a)

113,812

225,000

Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13 (a)

249,750

200,000

Mediacom Broadband LLC, Sr. Notes, 9.500% due 1/15/13 (a)

201,750

250,000

NextMedia Operating, Inc., 10.750% due 7/1/11

281,250

250,000

R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (c)

298,125

150,000

Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11

164,062

575,000

Time Warner Inc., 7.625% due 4/15/31

697,799

5,290,622

Services & Other — 0.6%

Allied Waste North America, Sr. Notes, Series B:

25,000

8.875% due 4/1/08

26,875

225,000

9.250% due 9/1/12

244,687

150,000

Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12

168,750

Cenveo Corp., (a):

25,000

9.625% due 3/15/12

27,563

125,000

Sr. Sub. Notes, 7.875% due 12/1/13

116,874

500,000

The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (d)(e)

0

125,000

Iron Mountain, Inc., 8.625% due 4/1/13

133,438

250,000

Muzak LLC, Sr. Notes, 10.000% due 2/15/09

234,062

180,000

SITEL Corp., Notes, 9.250% due 3/15/06

182,700

1,134,949

Technology — 0.4%

150,000

Amkor Technology Inc., Sr. Sub. Notes, 10.500% due 5/1/09 (a)

150,750

500,000

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

455,000

150,000

Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (a)

162,750

768,500

Telecommunications — 2.0%

143,000

Alamosa (Delaware) Inc., 11.000% due 7/31/10 (g)

169,097

American Tower Corp., Sr. Notes (a):

55,000

9.375% due 2/1/09

58,437

25,000

7.500% due 5/1/12

26,375

450,000

AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31

608,593

250,000

Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (a)

258,125

275,000

Crown Castle International Corp., Sr. Notes, 10.750% due 8/1/11 (a)

299,750

375,000

Nextel Communications Inc., Sr. Notes, 7.375% due 8/1/15

414,375

Qwest Services Corp., Notes (c):

125,000

14.000% due 12/15/10

150,938

375,000

14.500% due 12/15/14

476,250

SBA Communications Corp.:

150,000

Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter) due 12/15/11 (f)

127,125

25,000

Sr. Notes, 8.500% due 12/1/12 (c)

25,625

525,000

Sprint Capital Corp., 6.900% due 5/1/19

588,688

575,000

Telecom Italia Capital S.A., 4.000% due 1/15/10 (c)

564,415

3,767,793

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

Transportation — 0.2%

$ 127,541

Continental Airlines Inc., Pass-Through Certificates, Series 981C, 6.541% due 9/15/08

$
117,653

75,000

Horizon Lines LLC, Notes, 9.000% due 11/1/12 (c)

81,000

270,000

Union Pacific Corp., Notes, 3.625% due 6/1/10

260,134

458,787

Utilities — 1.9%

The AES Corp., Sr. Notes:

250,000

8.750% due 6/15/08

275,000

25,000

7.750% due 3/1/14

27,250

250,000

Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due 11/15/07 (c)

285,000

Calpine Corp.:

250,000

2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (a)(c)

215,625

50,000

Sr. Notes, 7.875% due 4/1/08 (a)

41,000

100,000

Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (f)

98,250

325,000

Edison Mission Energy, Sr. Notes, 9.875% due 4/15/11 (a)

386,750

625,000

Entergy Gulf States Inc., 1st Mortgage, 6.200% due 7/1/33

627,167

250,000

Mirant Americas Generation LLC, Sr. Notes, 9.125% due 5/1/31 (d)

261,875

275,000

NRG Energy Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (c)

301,125

Reliant Energy Inc., Secured Notes:

25,000

9.250% due 7/15/10

28,000

250,000

9.500% due 7/15/13

285,313

900,000

United Utilities PLC, Sr. Notes, 4.550% due 6/19/18

826,507

3,658,862

TOTAL CORPORATE BONDS & NOTES (Cost — $50,006,191)

49,956,161

Face Amount†

SOVEREIGN BONDS — 26.5%

Argentina — 0.4%

Republic of Argentina (d):

750,000

Discount Bond, Series L-GL, 3.500% due 3/31/23 (f)

423,750

575,000

Par Bond, Series L-GP, 6.000% due 3/31/23

324,875

748,625

Brazil — 4.8%

Federative Republic of Brazil:

685,000

10.125% due 5/15/27

782,612

790,000

12.250% due 3/6/30 (g)

1,041,812

600,000

11.000% due 8/17/40

712,200

2,874,455

C Bond, 8.000% due 4/15/14 (g)

2,941,825

1,600,000

Collective Action Security, 10.500% due 7/14/14 (g)

1,904,000

1,822,073

DCB, Series L, 3.125% due 4/15/12 (f)(g)

1,744,635

9,127,084

Bulgaria — 0.1%

225,000

Republic of Bulgaria, 8.250% due 1/15/15 (c)

283,781

Colombia — 0.8%

Republic of Colombia:

350,000

10.000% due 1/23/12

406,000

250,000

10.750% due 1/15/13

299,062

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount†

Security

Value

Colombia — 0.8% (continued)

200,000

8.125% due 5/21/24

$
195,000

200,000

8.375% due 2/15/27

196,000

325,000

10.375% due 1/28/33

377,000

1,473,062

Ecuador — 0.6%

Republic of Ecuador (c):

1,000,000

12.000% due 11/15/12

1,030,000

225,000

8.000% due 8/15/30 (f)

196,594

1,226,594

Finland — 4.5%

5,500,000

Republic of Finland, 5.750% due 2/23/11 (g)

8,485,147

Germany — 1.9%

2,580,000
EUR

Deutsche Bundesrepublik, 4.750% due 7/4/08 (g)

3,714,299

Italy — 0.6%

1,000,000

Region of Lombardy, 5.804% due 10/25/32 (g)

1,066,880

Malaysia — 0.4%

450,000

Federation of Malaysia, 7.500% due 7/15/11

526,237

150,000

Petronas Capital Ltd., 7.000% due 5/22/12 (c)

172,132

698,369

Mexico — 2.6%

1,025,000

PEMEX, Project Funding Master Trust, 9.500% due 9/15/27 (g)

1,288,938

United Mexican States (g):

625,000

6.625% due 3/3/15

672,813

325,000

8.125% due 12/30/19

383,500

Medium Term Notes:

1,000,000

6.375% due 1/16/13 (g)

1,063,750

200,000

8.300% due 8/15/31

234,500

1,331,000

Series A, 5.875 due 1/15/14 (g)

1,367,603

5,011,104

Panama — 0.3%

Republic of Panama:

195,000

9.625% due 2/8/11

232,050

360,000

9.375% due 1/16/23

419,400

651,450

Peru — 0.8%

Republic of Peru:

550,000

9.125% due 2/21/12

642,812

200,000

9.875% due 2/6/15

248,000

350,000

FLIRB, 4.500% due 3/7/17 (f)

329,000

264,000

PDI, 5.000% due 3/7/17 (f)

252,120

1,471,932

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount†

Security

Value

The Philippines — 0.8%

Republic of the Philippines:

700,000

8.375% due 3/12/09

$
737,625

725,000

10.625% due 3/16/25

777,562

1,515,187

Russia — 3.8%

250,000

Aries Vermogensverwaltung GmbH, Russian Federation Sovereign Credit-Linked Notes, Series C, 9.600% due 10/25//14 (c)

308,750

Russian Federation (c):

975,000

11.000% due 7/24/18

1,359,516

5,400,000

5.000% (until 3/31/07, 7.500% thereafter) due 3/31/30 (f)

5,575,500

7,243,766

South Africa — 0.2%

325,000

Republic of South Africa, 6.500% due 6/2/14

356,688

Supra National — 0.5%

775,000

Corporacion Andina de Fomento, 6.875% due 3/15/12

872,441

Sweden — 1.1%

14,000,000
SEK

Kingdom of Sweden, 4.000% due 12/1/09 (g)

2,162,290

Turkey — 0.9%

Republic of Turkey:

365,000

11.500% due 1/23/12

470,781

640,000

11.000% due 1/14/13 (g)

813,434

350,000

11.875% due 1/15/30

504,875

1,789,090

Ukraine — 0.2%

Republic of Ukraine (c):

200,000

6.875% due 3/4/11

205,730

175,000

7.650% due 6/11/13

187,168

392,898

Venezuela — 1.2%

Republic of Venezuela:

275,000

5.375% due 8/7/10

259,600

375,000

8.500% due 10/8/14

395,625

100,000

9.250% due 9/15/27

105,750

1,200,000

Collective Action Security, 10.750% due 9/19/13 (g)

1,428,000

2,188,975

TOTAL SOVEREIGN BONDS (Cost — $46,204,001)

50,479,662

LOAN PARTICIPATION (f)(h) — 0.3%

Morocco — 0.3%

537,720

Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First Boston Corp.) (Cost — $502,352)

528,310

ASSET-BACKED SECURITIES — 6.1%

490,000

Ameriquest Mortgage Securities Inc., Series 2004-R11, Class-M5, 3.618% due 11/25/34

494,358

1,000,000

Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 3.618% due 8/25/32 (f)(g)(Cost — $958,720)

1,006,189

639,508

Argent NIM Trust, Series 2004-WN8, Class A, 4.700% due 7/25/34 (c)

637,889

500,000

Asset-Backed Securities Corp., Series 2003-HE2, Class M2, 4.303% due 4/15/33 (f)

507,246

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount†

Security

Value

ASSET-BACKED SECURITIES — 6.1% (continued)

1,500,000

Bayview Financial Acquisition Trust, Series 2001-CA, Class-M3, 3.668% due 8/25/36 (c)(f)

$
1,492,969

Bear Stearns Asset-Backed Securities NIM (c):

168,670

Series 2003-HE1N, Class A1, 6.500% due 8/25/05

169,365

301,889

Series 2004-FR1N, Class A1, 5.000% due 5/25/34

300,702

425,108

Series 2004-HE6N, Class A1, 5.250% due 8/25/34

424,297

Countrywide Asset-Backed Certificates:

650,000

Series 2004-5, Class M4, 3.668% due 6/25/34 (f)

650,416

418,568

Series 2004-5N, Class N1, 5.500% due 10/25/35 (c)

418,439

501,538

CS First Boston Mortgage Securities Corp., Series 2001-HE12, Class M2, 3.638% due 9/25/31 (f)

503,725

590,629

First Consumers Master Trust, Series 2001-A, Class A, 2.713% due 9/15/08 (f)

576,587

579,350

Green Tree Financial, Series 1997-6, Class A8, 7.070% due 1/15/29

615,897

770,000

Metris Master Trust, Series 2001-2, Class B, 3.490% due 11/20/09 (f)

764,927

745,315

Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35

808,424

Novastar Home Equity Loan (f):

220,000

Series 2003-4, Class M2, 4.043% due 2/25/34

225,793

490,000

Series 2004-1, Class M4, 3.393% due 6/25/34

489,202

500,000

Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 3.518% due 4/25/32 (f)

502,866

Sail Net Interest Margin Notes (c):

51,828

Series 2003-3, 7.750% due 4/27/33

52,039

74,677

Series 2003-13A, 6.750% due 11/27/33

74,380

390,974

Series 2004-2A, 5.500% due 3/27/34

389,600

412,277

Series 2004-4A, 5.000% due 4/27/34

414,289

1,027,287

Varick Structured Asset Fund Ltd., Series 1A, Class B1, 3.540% due 11/1/35 (c)(d)(e)

10,273

TOTAL ASSET-BACKED SECURITIES (Cost — $11,911,842)

11,529,872

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%

675,000

Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32

795,602

Commercial Mortgage Pass-Through Certificates (c):

830,289

Series 2001-J2A, Class A1, Sr. Notes, 5.447% due 7/16/34

863,407

514,444

Series 2003-FL9, Class E, 3.400% due 11/15/15

518,145

16,970,764

First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.534% due 5/17/32 — interest only (f)

511,860

1,250,000

Merit Securities Corp., Notes, 3.920% due 9/28/32 (c)(f)

1,211,915

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost —
$3,714,567)

3,900,929

Shares

COMMON STOCK (i) — 0.9%

2,433

Axiohm Transaction Solutions Inc. (e)

0

8,621

ContinentalAFA Dispensing Co. (e)

47,416

2,998

Mattress Discounters Corp. (e)

0

8,056

NTL Inc.

587,766

11,697

SpectraSite Inc. (a)

677,256

19,691

Telewest Global, Inc.

346,168

TOTAL COMMON STOCK (Cost — $1,130,102)

1,658,606

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Shares

Security

Value

ESCROW SHARES (e)(i) — 0.0%

500,000

Breed Technologies, Inc., 9.250% due 4/15/08

$
0

375,000

Imperial Holly Co.

0

375,000

Pillowtex Corp.

0

211,844

Vlasic Foods International Inc.

19,066

TOTAL ESCROW SHARES (Cost — $0)

19,066

PREFERRED STOCK — 0.2%

275

Alamosa Holdings, Inc., Series B, 7.500% Cumulative Convertible

258,019

TCR Holding Corp. (e)(i):

841

Class B

1

462

Class C

0

1,218

Class D

1

2,521

Class E

3

22,488

UnitedGlobalCom Inc., Series D, 7.000% (a)(i)

217,234

TOTAL PREFERRED STOCK (Cost — $217,845)

475,258

Warrants/ Rights

WARRANTS & RIGHTS (i) — 0.0%

200

  American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.0953 shares of common stock.)
(c)

46,100

803,905

  ContiFinancial Corp., Liquidating Trust, Units of Interest, (Representing interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)

16,078

200

  Leap Wireless International Inc., (Exercise price of $96.80 per shares expiring on 4/15/10. Each warrant exercisable for 5.146 shares of common stock.) (c)(e)

0

500

  Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares of Class L common stock.) (c)(e)

0

2,521

  Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of common stock.)
(e)

3

250

  Winsloew Furniture, Inc., ( Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298 shares of common stock.)

2

TOTAL WARRANTS & RIGHTS (Cost — $43,093)

62,183

SUB-TOTAL INVESTMENTS (Cost — $183,141,719)

189,109,972

Face Amount

SHORT-TERM INVESTMENTS — 30.9%

COMMERCIAL PAPER (g) — 25.9%

$1,577,000

Beethoven Funding Corp., yield 2.330% due 1/12/05

1,575,877

5,035,000

Chariot Funding LLC, yield 2.340% due 1/13/05

5,031,073

5,035,000

Chesham Finance LLC, yield 2.350% due 1/13/05

5,031,056

2,515,000

DaimlerChrysler N.A. Holdings Corp., yield 2.460% due 1/13/05

2,512,938

2,515,000

Four Winds Funding Corp., yield 2.460% due 1/13/05

2,512,938

5,035,000

Galleon Capital LLC, yield 2.340% due 1/12/05

5,031,400

5,035,000

Hannover Funding Co., yield 2.360% due 1/13/05

5,031,039

5,035,000

Market Street Funding Corp., yield 2.340% due 1/13/05

5,031,073

5,035,000

Mica Funding LLC, yield 2.350% due 1/12/05

5,031,384

4,250,000

Surrey Funding Corp., yield 2.330% due 1/13/05

4,246,699

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Strategic Bond Fund

Face Amount

Security

Value

COMMERCIAL PAPER(g) — 25.9% (continued)

$ 5,035,000

Tasman Funding Inc., yield 2.350% due 1/13/05

$
5,031,056

3,222,000

Thames Asset Global Securities, yield 2.360% due 1/13/05

3,219,465

TOTAL COMMERCIAL PAPER (Cost — $49,285,998)

49,285,998

REPURCHASE AGREEMENTS(g) — 5.0%

4,416,000

  Merrill Lynch & Co., Inc., dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $4,416,824; (Fully collateralized by various
U.S. Government Agency Obligations, 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $4,504,320)

4,416,000

5,000,000

  UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $5,000,904; (Fully collateralized by International Bank for
Reconstruction & Development Notes and Bonds and various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $5,100,000)

5,000,000

TOTAL REPURCHASE AGREEMENTS (Cost — $9,416,000)

9,416,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $58,701,998)

58,701,998

TOTAL INVESTMENTS — 130.2% (Cost — $241,843,717*)

247,811,970

Liabilities in Excess of Other Assets — (30.2)%

(57,538,167
)

TOTAL NET ASSETS — 100.0%

$
190,273,803

Shares

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL

20,293,161

State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $20,293,161)

$
20,293,161

(a)

All or a portion of this security is on loan (See Notes 1 and 3).

(b)

Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).

(c)

Security is exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)

Security is currently in default.

(e)

Security is valued in accordance with fair valuation procedures.

(f)

Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.

(g)

Securities with an aggregate market value of $97,130,073 are segregated and/or held as collateral for mortgage dollar rolls/ to-be-announced securities and/or open futures contracts.

(h)

Participation interests were acquired through the financial institutions indicated parenthetically.

(i)

Non-income producing security.

†

Face amount denominated in U.S. dollars unless otherwise indicated.

‡

Mortgage-backed securities.

*

Aggregate cost for federal income tax purposes is $241,909,798.

Abbreviations used in this schedule:

C Bond — Capitalization Bond

CMO    — Collateralized Mortgage Obligations

DCB     — Debt Conversion Bond

EUR     — Euro

FLIRB   — Front-Loaded Interest Reduction
Bond

NIM     — Net Interest Margin

PDI       — Past Due Interest

SEK      — Swedish Krona

TBA     — To Be
Announced

See Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2004

High Yield Bond Fund

Short/ Intermediate U.S. Government Fund

Strategic Bond Fund

ASSETS:

Investments, at cost

$
1,950,057,067

$
106,084,589

$
183,141,719

Short-term investments, at cost

91,802,000

61,176,522

58,701,998

Securities purchased with loaned securities collateral, at cost (Notes 1 and 3)

334,648,632

31,010,669

20,293,161

Foreign currency, at cost

—

—

585,636

Investments, at value

$
2,073,071,937

$
107,528,322

$
189,109,972

Short-term investments, at value

91,802,000

61,176,522

58,701,998

Securities purchased with loaned securities collateral, at value (Notes 1 and 3)

334,648,632

31,010,669

20,293,161

Foreign currency, at value

—

—

594,721

Cash

463,535

889

46,382

Dividends and interest receivable

40,226,838

507,377

2,447,483

Receivable for securities sold

10,392,585

6,503,174

2,978,751

Receivable for Fund shares sold

3,440,611

466,555

290,367

Paydown receivable

—

126,683

—

Receivable from broker — variation margin

—

28,828

5,407

Prepaid expenses

42,719

28,606

33,727

Total Assets

2,554,088,857

207,377,625

274,501,969

LIABILITIES:

Payable for loaned securities collateral (Notes 1 and 3)

334,648,632

31,010,669

20,293,161

Payable for Fund shares reacquired

12,897,015

1,597,488

1,087,514

Payable for securities purchased

9,356,621

51,820,229

61,931,540

Management fees payable

1,378,509

29,236

121,118

Dividends payable

1,001,364

64,223

371,790

Distribution and service plan fees payable

665,429

49,644

109,634

Administration fees payable

91,901

5,016

8,074

Payable for open forward foreign currency contracts (Notes 1 and 3)

—

—

111,156

Deferred dollar roll income (Notes 1 and 3)

—

55,314

53,167

Director’s fees payable

—

1,167

984

Accrued expenses

629,363

85,175

140,028

Total Liabilities

360,668,834

84,718,161

84,228,166

Total Net Assets

$
2,193,420,023

$
122,659,464

$
190,273,803

NET ASSETS:

Par value of capital shares (Note 8)

$
254,827

$
11,943

$
19,394

Capital paid in excess of par value

2,198,072,135

123,885,675

189,494,373

Undistributed net investment income

1,353,591

48,104

55,119

Accumulated net realized loss from investment transactions and futures contracts

(129,275,400
)

(2,704,324
)

(5,306,939
)

Net unrealized appreciation of investments, futures contracts and foreign currencies

123,014,870

1,418,066

6,011,856

Total Net Assets

$
2,193,420,023

$
122,659,464

$
190,273,803

Shares Outstanding:

Class A

178,723,674

4,388,795

6,214,035

Class B

21,665,431

3,107,007

7,030,145

Class C

33,730,654

4,332,145

6,088,242

Class O

13,648,175

115,065

36,988

Class Y

7,059,491

—

24,784

Net Asset Value:

Class A Shares

Net asset value*

$8.59

$10.22

$9.77

Maximum offering price per share (based on maximum sales charges of 4.50%, 2.00% and 4.50%, respectively)

$8.99

$10.43

$10.23

Class B Shares

Net asset value and offering price per share*

$8.65

$10.26

$9.80

Class C Shares

Net asset value and offering price per share*

$8.68

$10.33

$9.87

Class O Shares

Net asset value, offering price and redemption price per share

$8.59

$10.25

$9.73

Class Y Shares

Net asset value, offering price and redemption price per share

$8.58

—

$9.70

*

Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2004

High Yield Bond Fund

Short/ Intermediate U.S. Government Fund

Strategic Bond Fund

INVESTMENT INCOME:

Interest

$
158,010,907

$
5,144,398

$
11,248,385

Dividends

1,245,170

—

11,049

Security lending

762,319

56,474

26,377

Total Investment Income

160,018,396

5,200,872

11,285,811

EXPENSES:

Management fees (Note 2)

14,604,203

725,084

1,447,694

Distribution and service plan fees (Note 6)

7,523,418

680,132

1,355,053

Transfer agency services (Note 6)

1,945,639

176,053

247,298

Administration fees (Note 2)

973,613

60,424

96,513

Custody

227,285

27,987

86,020

Shareholder communications (Note 6)

185,130

39,112

50,504

Legal fees

170,685

20,341

41,604

Registration fees

125,013

29,416

37,467

Audit and tax fees

38,869

29,907

39,388

Insurance

35,337

2,858

1,766

Directors’ fees

32,913

5,802

9,668

Other

59,051

3,815

8,979

Total Expenses

25,921,156

1,800,931

3,421,954

Less: Management fee waiver (Note 2)

—

(456,138
)

—

Net Expenses

25,921,156

1,344,793

3,421,954

Net Investment Income

134,097,240

3,856,079

7,863,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):

Realized Gain (Loss) From:

Investment transactions

33,043,061

506,493

5,690,111

Futures contracts

—

(1,423,715
)

(564,384
)

Foreign currency transactions

—

—

(665,363
)

Net Realized Gain (Loss)

33,043,061

(917,222
)

4,460,364

Net Change in Unrealized Appreciation/Depreciation From:

Investments

37,742,602

(647,612
)

(3,046,299
)

Futures contracts

—

142,118

191,545

Foreign currencies

—

—

570,589

Net Change in Unrealized Appreciation/Depreciation

37,742,602

(505,494
)

(2,284,165
)

Net Gain (Loss) on Investments, Futures Contracts and Foreign Currencies

70,785,663

(1,422,716
)

2,176,199

Increase in Net Assets From Operations

$
204,882,903

$
2,433,363

$
10,040,056

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

High Yield Bond Fund

2004

2003

OPERATIONS:

Net investment income

$
134,097,240

$
91,776,647

Net realized gain

33,043,061

11,241,980

Net change in unrealized appreciation/depreciation

37,742,602

141,784,569

Increase in Net Assets From Operations

204,882,903

244,803,196

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):

Net investment income

(131,671,304
)

(94,203,644
)

Decrease in Net Assets From Distributions to Shareholders

(131,671,304
)

(94,203,644
)

FUND SHARE TRANSACTIONS (NOTE 8):

Proceeds from sale of shares

666,381,619

1,762,552,985

Net asset value of shares issued for reinvestment of distributions

120,048,515

79,574,123

Cost of shares reacquired

(473,229,392
)

(753,271,574
)

Increase in Net Assets From Fund Share Transactions

313,200,742

1,088,855,534

Increase in Net Assets

386,412,341

1,239,455,086

NET ASSETS:

Beginning of year

1,807,007,682

567,552,596

End of year*

$
2,193,420,023

$
1,807,007,682

* Includes undistributed (overdistributed) net investment income of:

$1,353,591

$(954,716
)

See Notes to Financial Statements.

Statements of
Changes in Net Assets

For the Years Ended December 31,

Short/Intermediate U.S. Government Fund

2004

2003

OPERATIONS:

Net investment income .

$
3,856,079

$
3,511,545

Net realized loss

(917,222
)

(13,007
)

Net change in unrealized appreciation/depreciation

(505,494
)

(2,182,933
)

Increase in Net Assets From Operations

2,433,363

1,315,605

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):

Net investment income

(4,140,052
)

(3,838,001
)

Decrease in Net Assets From Distributions to Shareholders

(4,140,052
)

(3,838,001
)

FUND SHARE TRANSACTIONS (NOTE 8):

Proceeds from sale of shares

52,659,877

235,202,099

Net asset value of shares issued for reinvestment of distributions

3,513,542

3,175,494

Cost of shares reacquired

(69,443,426
)

(241,422,795
)

Decrease in Net Assets From Fund Share Transactions

(13,270,007
)

(3,045,202
)

Decrease in Net Assets

(14,976,696
)

(5,567,598
)

NET ASSETS:

Beginning of year

137,636,160

143,203,758

End of year*

$
122,659,464

$
137,636,160

* Includes undistributed net investment income of:

$48,104

$28,963

See Notes to Financial Statements.

Statements of
Changes in Net Assets

For the Years Ended December 31,

Strategic Bond Fund

2004

2003

OPERATIONS:

Net investment income

$
7,863,857

$
8,291,217

Net realized gain

4,460,364

8,134,595

Net change in unrealized appreciation/depreciation

(2,284,165
)

6,155,794

Increase in Net Assets From Operations

10,040,056

22,581,606

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):

Net investment income

(8,043,797
)

(8,484,485
)

Decrease in Net Assets From Distributions to Shareholders

(8,043,797
)

(8,484,485
)

FUND SHARE TRANSACTIONS (NOTE 8):

Proceeds from sale of shares

51,055,902

89,098,089

Net asset value of shares issued for reinvestment of distributions

6,016,516

6,177,635

Cost of shares reacquired

(66,333,950
)

(88,985,942
)

Increase (Decrease) in Net Assets From Fund Share Transactions

(9,261,532
)

6,289,782

Increase (Decrease) in Net Assets

(7,265,273
)

20,386,903

NET ASSETS:

Beginning of year

197,539,076

177,152,173

End of year*

$
190,273,803

$
197,539,076

* Includes undistributed (overdistributed) net investment income of:

$55,119

$(272,903
)

See Notes to Financial Statements.

Financial Highlights

For a share of each
class of capital stock outstanding throughout each year ended December 31:

High Yield Bond Fund

Class A Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$8.29

$7.23

$7.52

$8.10

$9.48

Income (Loss) From Operations:

Net investment income

0.58

0.59

0.64

0.80

1.00

Net realized and unrealized gain (loss)

0.29

1.07

(0.19
)

(0.47
)

(1.32
)

Total Income (Loss) From Operations

0.87

1.66

0.45

0.33

(0.32
)

Less Distributions From:

Net investment income

(0.57
)

(0.60
)

(0.64
)

(0.79
)

(1.00
)

Capital

—

—

(0.10
)

(0.12
)

(0.06
)

Total Distributions

(0.57
)

(0.60
)

(0.74
)

(0.91
)

(1.06
)

Net Asset Value, End of Year

$8.59

$8.29

$7.23

$7.52

$8.10

Total Return (2)

11.0
%

23.8
%

6.4
%

4.2
%

(3.6
)%

Net Assets, End of Year (000s)

$1,535,433

$1,148,273

$196,733

$102,706

$100,065

Ratios to Average Net Assets:

Expenses

1.20
%

1.25
%

1.31
%

1.28
%

1.24
%

Net investment income.

7.02

7.34

8.86

10.14

11.32

Portfolio Turnover Rate

54
%

78
%

106
%

131
%

79
%

High Yield Bond Fund

Class B Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$8.34

$7.27

$7.55

$8.13

$9.48

Income (Loss) From Operations:

Net investment income

0.52

0.53

0.59

0.75

0.94

Net realized and unrealized gain (loss)

0.30

1.08

(0.18
)

(0.49
)

(1.32
)

Total Income (Loss) From Operations

0.82

1.61

0.41

0.26

(0.38
)

Less Distributions From:

Net investment income

(0.51
)

(0.54
)

(0.60
)

(0.73
)

(0.91
)

Capital

—

—

(0.09
)

(0.11
)

(0.06
)

Total Distributions

(0.51
)

(0.54
)

(0.69
)

(0.84
)

(0.97
)

Net Asset Value, End of Year

$8.65

$8.34

$7.27

$7.55

$8.13

Total Return (2)

10.2
%

22.9
%

5.8
%

3.3
%

(4.2
)%

Net Assets, End of Year (000s)

$187,303

$235,293

$194,187

$214,204

$250,003

Ratios to Average Net Assets:

Expenses

1.98
%

2.01
%

2.07
%

2.03
%

1.99
%

Net investment income

6.25

6.74

8.12

9.44

10.56

Portfolio Turnover Rate

54
%

78
%

106
%

131
%

79
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

High Yield Bond Fund

Class C Shares(1)(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$8.38

$7.30

$7.59

$8.16

$9.50

Income (Loss) From Operations:

Net investment income

0.55

0.56

0.61

0.76

0.96

Net realized and unrealized gain (loss)

0.29

1.09

(0.19
)

(0.47
)

(1.33
)

Total Income (Loss) From Operations

0.84

1.65

0.42

0.29

(0.37
)

Less Distributions From:

Net investment income

(0.54
)

(0.57
)

(0.61
)

(0.75
)

(0.91
)

Capital

—

—

(0.10
)

(0.11
)

(0.06
)

Total Distributions

(0.54
)

(0.57
)

(0.71
)

(0.86
)

(0.97
)

Net Asset Value, End of Year

$8.68

$8.38

$7.30

$7.59

$8.16

Total Return (3)

10.4
%

23.4
%

5.9
%

3.6
%

(4.1
)%

Net Assets, End of Year (000s)

$292,918

$317,704

$128,759

$77,726

$67,938

Ratios to Average Net Assets:

Expenses

1.70
%

1.71
%

1.80
%

1.77
%

1.74
%

Net investment income

6.52

6.93

8.36

9.64

10.82

Portfolio Turnover Rate

54
%

78
%

106
%

131
%

79
%

High Yield Bond Fund

Class O Shares(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$8.29

$7.22

$7.51

$8.10

$9.48

Income (Loss) From Operations:

Net investment income

0.61

0.62

0.67

0.84

1.03

Net realized and unrealized gain (loss)

0.29

1.08

(0.19
)

(0.49
)

(1.32
)

Total Income (Loss) From Operations

0.90

1.70

0.48

0.35

(0.29
)

Less Distributions From:

Net investment income

(0.60
)

(0.63
)

(0.67
)

(0.82
)

(1.02
)

Capital

—

—

(0.10
)

(0.12
)

(0.07
)

Total Distributions

(0.60
)

(0.63
)

(0.77
)

(0.94
)

(1.09
)

Net Asset Value, End of Year

$8.59

$8.29

$7.22

$7.51

$8.10

Total Return (3)

11.4
%

24.4
%

6.9
%

4.5
%

(3.3
)%

Net Assets, End of Year (000s)

$117,197

$94,445

$47,874

$24,990

$13,027

Ratios to Average Net Assets:

Expenses

0.84
%

0.86
%

0.92
%

0.87
%

0.99
%

Net investment income

7.37

7.87

9.31

10.54

11.56

Portfolio Turnover Rate

54
%

78
%

106
%

131
%

79
%

(1)

Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)

Per share amounts have been calculated using the monthly average shares method.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

High Yield Bond Fund

Class Y Shares(1)

2004

2003(2)

Net Asset Value, Beginning of Period

$8.28

$7.58

Income From Operations:

Net investment income

0.56

0.38

Net realized and unrealized gain

0.34

0.78

Total Income From Operations

0.90

1.16

Less Distributions From:

Net investment income

(0.60
)

(0.46
)

Total Distributions

(0.60
)

(0.46
)

Net Asset Value, End of Period

$8.58

$8.28

Total Return (3)

11.4
%

15.7
%‡

Net Assets, End of Period (000s)

$60,569

$11,293

Ratios to Average Net Assets:

Expenses

0.87
%

0.88
%†

Net investment income

7.23

7.34
†

Portfolio Turnover Rate

54
%

78
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period April 2, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Short/Intermediate U.S. Government Fund

Class A Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$10.35

$10.48

$10.14

$9.91

$9.84

Income (Loss) From Operations:

Net investment income

0.35

0.27

0.36

0.51

0.69

Net realized and unrealized gain (loss)

(0.10
)

(0.10
)

0.49

0.37

0.06

Total Income From Operations

0.25

0.17

0.85

0.88

0.75

Less Distributions From:

Net investment income

(0.38
)

(0.30
)

(0.42
)

(0.56
)

(0.68
)

Net realized gains

—

—

(0.00
)*

(0.09
)

—

Capital

—

—

(0.09
)

—

—

Total Distributions

(0.38
)

(0.30
)

(0.51
)

(0.65
)

(0.68
)

Net Asset Value, End of Year

$10.22

$10.35

$10.48

$10.14

$9.91

Total Return (2)

2.5
%

1.6
%

8.6
%

9.1
%

7.9
%

Net Assets, End of Year (000s)

$44,856

$49,222

$52,165

$17,378

$7,773

Ratios to Average Net Assets:

Total expenses, including interest expense

0.80
%

0.80
%

0.80
%

1.07
%

0.96
%

Total expenses, excluding interest expense (operating expenses) (3)

0.80

0.80

0.80

0.85

0.84

Net investment income

3.50

2.60

3.43

5.28

6.99

Portfolio Turnover Rate

83
%

86
%

14
%

176
%

51
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

1.18
%

1.14
%

1.30
%

1.69
%

—

Expense ratio, excluding interest expense (operating expenses)

1.18

1.14

1.30

1.47

1.60
%

Short/Intermediate U.S. Government Fund

Class B Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$10.39

$10.52

$10.18

$9.95

$9.85

Income (Loss) From Operations:

Net investment income

0.31

0.20

0.28

0.49

0.62

Net realized and unrealized gain (loss)

(0.11
)

(0.11
)

0.49

0.32

0.07

Total Income From Operations

0.20

0.09

0.77

0.81

0.69

Less Distributions From:

Net investment income

(0.33
)

(0.22
)

(0.34
)

(0.49
)

(0.59
)

Net realized gains

—

—

(0.00
)*

(0.09
)

—

Capital

—

—

(0.09
)

—

—

Total Distributions

(0.33
)

(0.22
)

(0.43
)

(0.58
)

(0.59
)

Net Asset Value, End of Year

$10.26

$10.39

$10.52

$10.18

$9.95

Total Return (2)

2.0
%

0.9
%

7.8
%

8.3
%

7.2
%

Net Assets, End of Year (000s)

$31,886

$42,442

$46,100

$22,031

$14,832

Ratios to Average Net Assets:

Total expenses, including interest expense

1.28
%

1.55
%

1.56
%

1.86
%

1.73
%

Total expenses, excluding interest expense (operating expenses) (4)(5)

1.28

1.55

1.55

1.60

1.60

Net investment income

3.03

1.87

2.71

4.91

6.34

Portfolio Turnover Rate

83
%

86
%

14
%

176
%

51
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

1.68
%

1.94
%

2.04
%

2.31
%

—

Expense ratio, excluding interest expense (operating expenses)

1.68

1.94

2.04

2.06

2.37
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 0.80%.

(4)

As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 1.55%.

(5)

As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 1.55% for January 1 through May 31, 2004 and 1.05% from June 1 through
December 31, 2004.

*

Amount represents less than $0.01 per share.

See
Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Short/Intermediate U.S. Government Fund

Class C Shares(1)(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$10.46

$10.59

$10.24

$9.98

$9.86

Income (Loss) From Operations:

Net investment income

0.31

0.22

0.31

0.48

0.65

Net realized and unrealized gain (loss)

(0.10
)

(0.10
)

0.50

0.37

0.06

Total Income From Operations

0.21

0.12

0.81

0.85

0.71

Less Distributions From:

Net investment income

(0.34
)

(0.25
)

(0.37
)

(0.50
)

(0.59
)

Net realized gains

—

—

(0.00
)*

(0.09
)

—

Capital

—

—

(0.09
)

—

—

Total Distributions

(0.34
)

(0.25
)

(0.46
)

(0.59
)

(0.59
)

Net Asset Value, End of Year

$10.33

$10.46

$10.59

$10.24

$9.98

Total Return (3)

2.0
%

1.1
%

8.1
%

8.7
%

7.4
%

Net Assets, End of Year (000s)

$44,738

$44,715

$42,025

$15,546

$4,193

Ratios to Average Net Assets:

Total expenses, including interest expense

1.30
%

1.30
%

1.31
%

1.55
%

1.48
%

Total expenses, excluding interest expense (operating expenses) (4)

1.30

1.30

1.30

1.35

1.35

Net investment income

3.00

2.08

2.98

4.67

6.61

Portfolio Turnover Rate

83
%

86
%

14
%

176
%

51
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

1.65
%

1.65
%

1.74
%

2.00
%

—

Expense ratio, excluding interest expense (operating expenses)

1.65

1.65

1.74

1.80

2.12
%

Short/Intermediate U.S. Government Fund

Class O Shares(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$10.38

$10.51

$10.16

$9.94

$9.85

Income (Loss) From Operations:

Net investment income

0.38

0.29

0.38

0.57

0.72

Net realized and unrealized gain (loss)

(0.10
)

(0.10
)

0.51

0.33

0.08

Total Income From Operations

0.28

0.19

0.89

0.90

0.80

Less Distributions From:

Net investment income

(0.41
)

(0.32
)

(0.43
)

(0.59
)

(0.71
)

Net realized gains

—

—

(0.00
)*

(0.09
)

—

Capital

—

—

(0.11
)

—

—

Total Distributions

(0.41
)

(0.32
)

(0.54
)

(0.68
)

(0.71
)

Net Asset Value, End of Year

$10.25

$10.38

$10.51

$10.16

$9.94

Total Return (3)

2.8
%

1.9
%

9.0
%

9.3
%

8.5
%

Net Assets, End of Year (000s)

$1,179

$1,257

$2,914

$1,016

$445

Ratios to Average Net Assets:

Total expenses, including interest expense

0.55
%

0.55
%

0.56
%

0.84
%

0.72
%

Total expenses, excluding interest expense (operating expenses) (5)

0.55

0.55

0.55

0.60

0.60

Net investment income

3.75

2.80

3.68

5.71

7.37

Portfolio Turnover Rate

83
%

86
%

14
%

176
%

51
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

1.03
%

0.87
%

0.96
%

1.30
%

—

Expense ratio, excluding interest expense (operating expenses)

1.03

0.87

0.96

1.06

1.36
%

(1)

Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)

Per share amounts have been calculated using the monthly average shares method.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)

As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 1.30%.

(5)

As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 0.55%.

*

Amount represents less than $0.01 per share.

See
Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Strategic Bond Fund

Class A Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$9.66

$8.97

$8.85

$9.13

$9.81

Income (Loss) From Operations:

Net investment income

0.43

0.45

0.53

0.76

0.91

Net realized and unrealized gain (loss)

0.13

0.69

0.31

(0.21
)

(0.74
)

Total Income From Operations

0.56

1.14

0.84

0.55

0.17

Less Distributions From:

Net investment income

(0.45
)

(0.45
)

(0.52
)

(0.76
)

(0.85
)

Capital

—

—

(0.20
)

(0.07
)

(0.00
)*

Total Distributions

(0.45
)

(0.45
)

(0.72
)

(0.83
)

(0.85
)

Net Asset Value, End of Year

$9.77

$9.66

$8.97

$8.85

$9.13

Total Return (2)

5.9
%

13.0
%

9.9
%

6.2
%

1.8
%

Net Assets, End of Year (000s)

$60,739

$48,318

$29,385

$19,501

$15,871

Ratios to Average Net Assets:

Total expenses, including interest expense

1.36
%

1.36
%

1.44
%

1.40
%

—

Total expenses, excluding interest expense (operating expenses)

1.36

1.36

1.44

1.38

1.24
%

Net investment income

4.49

4.69

6.03

8.42

9.61

Portfolio Turnover Rate

86
%

78
%

63
%

73
%

84
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

N/A

N/A

N/A

1.52
%

—

Expense ratio, excluding interest expense (operating expenses)

N/A

N/A

N/A

1.49

1.39
%

Strategic Bond Fund

Class B Shares(1)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$9.67

$8.98

$8.87

$9.14

$9.81

Income (Loss) From Operations:

Net investment income

0.36

0.38

0.47

0.71

0.84

Net realized and unrealized gain (loss)

0.14

0.69

0.30

(0.21
)

(0.74
)

Total Income From Operations

0.50

1.07

0.77

0.50

0.10

Less Distributions From:

Net investment income

(0.37
)

(0.38
)

(0.48
)

(0.71
)

(0.77
)

Capital

—

—

(0.18
)

(0.06
)

(0.00
)*

Total Distributions

(0.37
)

(0.38
)

(0.66
)

(0.77
)

(0.77
)

Net Asset Value, End of Year

$9.80

$9.67

$8.98

$8.87

$9.14

Total Return (2)

5.3
%

12.2
%

9.1
%

5.6
%

1.0
%

Net Assets, End of Year (000s)

$68,873

$87,794

$93,877

$68,781

$65,645

Ratios to Average Net Assets:

Total expenses, including interest expense

2.05
%

2.07
%

2.10
%

2.06
%

—

Total expenses, excluding interest expense (operating expenses)

2.05

2.07

2.10

2.03

1.99
%

Net investment income

3.79

4.01

5.36

7.79

8.84

Portfolio Turnover Rate

86
%

78
%

63
%

73
%

84
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

N/A

N/A

N/A

2.09
%

—

Expense ratio, excluding interest expense (operating expenses)

N/A

N/A

N/A

2.06

2.13
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

*

Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Strategic Bond Fund

Class C Shares(1)(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$9.74

$9.05

$8.93

$9.19

$9.84

Income (Loss) From Operations:

Net investment income

0.39

0.40

0.49

0.73

0.87

Net realized and unrealized gain (loss)

0.14

0.70

0.32

(0.20
)

(0.75
)

Total Income From Operations

0.53

1.10

0.81

0.53

0.12

Less Distributions From:

Net investment income

(0.40
)

(0.41
)

(0.50
)

(0.73
)

(0.77
)

Capital

—

—

(0.19
)

(0.06
)

(0.00
)*

Total Distributions

(0.40
)

(0.41
)

(0.69
)

(0.79
)

(0.77
)

Net Asset Value, End of Year

$9.87

$9.74

$9.05

$8.93

$9.19

Total Return (3)

5.6
%

12.4
%

9.5
%

5.9
%

1.2
%

Net Assets, End of Year (000s)

$60,061

$60,747

$53,358

$30,438

$20,152

Ratios to Average Net Assets:

Total expenses, including interest expense

1.80
%

1.82
%

1.87
%

1.79
%

—

Total expenses, excluding interest expense (operating expenses)

1.80

1.82

1.87

1.77

1.74
%

Net investment income

4.04

4.23

5.48

7.97

9.11

Portfolio Turnover Rate

86
%

78
%

63
%

73
%

84
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

N/A

N/A

N/A

1.83
%

—

Expense ratio, excluding interest expense (operating expenses)

N/A

N/A

N/A

1.80

1.89
%

Strategic Bond Fund

Class O Shares(2)

2004

2003

2002

2001

2000

Net Asset Value, Beginning of Year

$9.61

$8.93

$8.84

$9.12

$9.80

Income (Loss) From Operations:

Net investment income

0.45

0.46

0.56

0.80

0.94

Net realized and unrealized gain (loss)

0.14

0.69

0.29

(0.21
)

(0.74
)

Total Income From Operations

0.59

1.15

0.85

0.59

0.20

Less Distributions From:

Net investment income

(0.47
)

(0.47
)

(0.55
)

(0.80
)

(0.88
)

Capital

—

—

(0.21
)

(0.07
)

(0.00
)*

Total Distributions

(0.47
)

(0.47
)

(0.76
)

(0.87
)

(0.88
)

Net Asset Value, End of Year

$9.73

$9.61

$8.93

$8.84

$9.12

Total Return (3)

6.3
%

13.2
%

10.1
%

6.7
%

2.1
%

Net Assets, End of Year (000s)

$360

$674

$532

$679

$569

Ratios to Average Net Assets:

Total expenses, including interest expense

1.11
%

1.11
%

1.23
%

1.04
%

—

Total expenses, excluding interest expense (operating expenses)

1.11

1.11

1.23

1.01

0.99
%

Net investment income

4.70

4.97

6.27

8.82

9.85

Portfolio Turnover Rate

86
%

78
%

63
%

73
%

84
%

Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, expense ratios would have been:

Expense ratio, including interest expense

N/A

N/A

N/A

1.05
%

—

Expense ratio, excluding interest expense (operating expenses)

N/A

N/A

N/A

1.02

1.14
%

(1)

Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)

Per share amounts have been calculated using the monthly average shares method.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

*

Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31, unless otherwise noted:

Strategic Bond Fund

Class Y Shares(1)

2004

2003(2)

Net Asset Value, Beginning of Period

$9.59

$9.36

Income From Operations:

Net investment income

0.43

0.13

Net realized and unrealized gain

0.12

0.23

Total Income From Operations

0.55

0.36

Less Distributions From:

Net investment income

(0.44
)

(0.13
)

Total Distributions

(0.44
)

(0.13
)

Net Asset Value, End of Period

$9.70

$9.59

Total Return (3)

6.0
%

3.9
%‡

Net Assets, End of Period (000s)

$240

$6

Ratios to Average Net Assets:

Expenses

1.25
%

1.08
%†

Net investment income

4.55

4.55
†

Portfolio Turnover Rate

86
%

78
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period September 10, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.
Organization and Significant Accounting Policies

The Salomon
Brothers Investment Series (“Investment Series”) consists of certain funds of Salomon Brothers Series Funds Inc (“Series Fund”), Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund (“High Yield Bond Fund”), Salomon
Brothers Short/Intermediate U.S. Government Fund (“Short/Intermediate U.S. Government Fund”) and Salomon Brothers Strategic Bond Fund (“Strategic Bond Fund”) (together the “Funds”) are separate investment funds of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990.

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.    Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost, which approximates value.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b)  Repurchase Agreements.    When entering
into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.
To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c)  Reverse Repurchase Agreements.    The Funds may enter into reverse
repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Funds enter into a reverse repurchase agreement, the Funds’ custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. The funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the funds. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreement may decline below the repurchase price of the securities sold by the funds which, it is obligated to repurchase.

(d)  Futures Contracts.    The Funds may enter
into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds

Notes to Financial Statements

(continued)

each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts. The Funds enter into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. The risks of entering into futures contracts exceed the related amounts included in the Statement of Operations and
Statement of Assets and Liabilities.

(e)  Forward Foreign Currency Contracts.    A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(f)  Lending of Portfolio Securities.    The
Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as investment income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. Each Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. Each Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(g)  Mortgage Dollar
Roll Transactions.    The Short/Intermediate U.S. Government Fund and Strategic Bond Fund may enter into mortgage dollar roll transactions. The Funds enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the funds forego principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of the similar securities. As of December 31, 2004, counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets for the Short/Intermediate U.S. Government Fund were, Bear, Stearns & Co. Inc. ($20,164,447) and Wachovia
Securities, Inc. ($16,446,292) and for the Strategic Bond Fund was Lehman Brothers ($22,680,479).

(h)  Securities Traded on a To-Be-Announced Basis.    The Funds may trade securities on a to-be-announced
(“TBA”) basis. In a TBA transaction, the Fund(s) commits to purchasing or selling securities, which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association
(“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund(s), normally 15 to 45 days later. Beginning on the date the Fund(s) enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i)  Loan Participations.    The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions

Notes to Financial Statements

(continued)

(“lender”). In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, each Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, each Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j)  Investment Transactions and Investment Income.    Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis.

(k)  Foreign Currency
Translation.    The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

(l)  Dividends and Distributions to Shareholders.    Dividends on the shares of each of the Funds are
declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

(m)  Class
Accounting.    Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of a Fund on the basis of the relative daily net assets of each class.
Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(n)  Expenses.    Direct expenses are charged to the Fund; general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(o)  Federal and Other Taxes.    It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(p)  Reclassification.    GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly during the current year, $117,629 has been reclassified between accumulated net realized loss from investment transactions and accumulated net investment income due to income from mortgage backed securities treated as capital gain/loss for tax purposes for the High Yield Bond Fund. Additionally, during the current year $180,275 has been reclassified between paid-in capital and accumulated net realized loss as a result of permanent differences attributable to the expiration of a capital loss carryforward. Also, $303,114 has been reclassified between accumulated net realized loss from investment transactions and accumulated net investment income due to income from mortgage backed securities treated as a capital gain/loss for tax purposes for the Short/Intermediate U.S. Government Fund. Finally, $507,962 has

Notes to Financial Statements

(continued)

been reclassified between accumulated net realized gain from investment transactions and accumulated net investment income due to book foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes for the Strategic Bond Fund. These reclassifications have no effect on net assets or net asset values per share.

2. Management Fee and Other Transactions with Affiliates

Each Fund retains Salomon Brothers Asset Management Inc
(“SBAM”), an indirect, wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment
Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual rates of each Fund’s respective average daily net assets: 0.75% for the High Yield Bond Fund, 0.60% for the Short/Intermediate U.S. Government Fund and 0.75% for the Strategic Bond Fund. Citigroup Asset Management Limited
(‘‘CAM Limited”), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. CAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund. These fees are calculated daily and paid monthly.

Smith Barney Fund Management LLC
(“SBFM”), another indirect wholly-owned subsidiary of Citigroup acts as the Funds’ administrator. As compensation for its services, the Funds pay SBFM an administration fee calculated at an annual rate of 0.05% of each Fund’s respective average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, the Short/Intermediate U.S. Government Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 0.80%, 1.55% (through May 31, 2004), 1.30% and
0.55% of the average daily net assets of each class, respectively, resulting in waived management fees totaling $456,138.

Effective June 1, 2004, for Class B shares of the Short/Intermediate U.S. Government Fund, the voluntary expense limitation was reduced to 1.05%. These expense limitations can be terminated at any time by SBAM.

Citigroup
Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ distributor.

There is a maximum initial sales charge for Class A shares of 4.50%, 2.00% and 4.50% for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and
Strategic Bond Fund, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares of the Funds, which applies if redemption occurs within one year from purchase payment and is reduced over time until no
CDSC is incurred after six years. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except Class C shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

Notes to Financial Statements

(continued)

Effective June 1, 2004, for the Short/Intermediate U.S. Government Fund, the CDSC for Class B shares was reduced to 2.00% in the first year after purchase, 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC incurred after five years. Effective September 1, 2004, for the High Yield Bond Fund and Strategic Bond Fund, the CDSC for Class B Shares was
reduced to a 4.00% CDSC in the first year after purchase, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year and fifth year, and no CDSC thereafter.

During the year ended December 31, 2004, sales charges received by CGM and CDSCs paid to CGM were:

Sales Charges

CDSCs

Class A

Class A

Class B

Class C

High Yield Bond Fund

$
537,063

$
43,598

$
684,408

$
85,714

Short/Intermediate U.S. Government Fund

37,011

37,149

151,425

921

Strategic Bond Fund

146,917

—

288,365

9,100

During the year ended December 31, 2004, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup, or
affiliated entities, held shares of the Funds in non-discretionary, nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Investment Series are employees of Citigroup or its affiliates and do not receive compensation from the Company.

During the year ended December 31, 2004, CGM and its affiliates did not receive any brokerage commissions from the High Yield Bond Fund, the Short/Intermediate U.S. Government Fund or the Strategic Bond Fund.

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases

Sales

High Yield Bond Fund:

Investments

$
1,271,756,570

$
1,010,503,034

Short/Intermediate U.S. Government Fund:

U.S. Government Securities

$
97,510,309

$
124,782,149

Strategic Bond Fund:

U.S. Government Securities

$
82,496,717

$
81,118,788

Other Investments

80,895,692

90,073,620

$
163,392,409

$
171,192,408

At
December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross Unrealized Appreciation

Gross Unrealized Depreciation

Net Unrealized Appreciation

High Yield Bond Fund

$
169,987,630

$
(48,912,586
)

$
121,075,044

Short/Intermediate U.S. Government Fund

1,622,984

(219,446
)

1,403,538

Strategic Bond Fund

10,395,810

(4,493,638
)

5,902,172

Notes to Financial Statements

(continued)

At December 31, 2004, the Short/Intermediate U.S. Government Fund had the following open futures contract:

Contracts to Buy:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Loss

U.S. Treasury 5 Year Notes

205

3/05

$
22,479,573

$
22,453,906

$
(25,667
)

At December 31, 2004, the Strategic Bond Fund had the following open futures contracts:

Contracts to Buy:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Gain

U.S. Treasury 20 Year Bonds

53

3/05

$
5,897,224

$
5,962,500

$
65,276

Contracts to Sell:

U.S. Treasury 2 Year Notes

48

3/05

10,067,899

10,060,500

7,399

U.S. Treasury 5 Year Notes

115

3/05

12,637,653

12,596,094

41,559

U.S. Treasury 10 Year Notes

43

3/05

4,835,176

4,813,312

21,864

70,822

Total unrealized gain on open futures contracts

$
136,098

At
December 31, 2004, the Strategic Bond Fund had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency

Local Currency

Market Value

Settlement Date

Unrealized Gain (Loss)

Contracts to Buy:

Euro

11,880,589

$
16,091,065

2/24/05

$
598,116

Contracts to Sell:

Euro

21,522,650

29,150,267

2/24/05

(686,085
)

Swedish Krona

16,154,400

2,423,187

2/24/05

(23,187
)

Total unrealized loss on open foreign currency contracts

$
(111,156
)

At December 31, 2004, the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund loaned securities having a market value of $327,971,349, $30,412,086 and $19,936,983, respectively, and received cash collateral amounting to $334,648,632, $31,010,669 and $20,293,161, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

The average monthly balance of dollar rolls outstanding during the year ended December 31, 2004 was $61,388,793 and $63,868,037 for the Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. At December 31, 2004, the Short/Intermediate U.S. Government Fund and the Strategic Bond Fund had
outstanding mortgage dollar rolls with a total cost of $44,119,766 and $58,266,501, respectively.

For the year ended December 31, 2004, the Short/Intermediate U.S. Government Fund and the Strategic Bond Fund recorded interest income of $2,210,007 and $2,124,647, respectively, related to such dollar rolls.

At December 31, 2004, the High Yield Bond Fund and Strategic Bond Fund
held loan participations with a total cost of $1,611,153 and $502,352, respectively and total market value of $ 1,679,889 and $528,310, respectively.

Notes to Financial Statements

(continued)

4. Portfolio Investment Risks

Credit and Market Risk.    The Funds invest in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have a disruptive effect on the market prices of the investment held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluation and foreign exchange rate fluctuation.

Financial Instruments with
Off-Balance Sheet Risk.    Certain Funds enter into forward foreign currency contracts (“forward contracts”) to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Other Risk.    Foreign security and currency
transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Consistent with their investment objectives, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.
In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Line of Credit

The High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At their meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended
December 31, 2004, the commitment fee allocated to the High Yield Bond Fund and Strategic Bond Fund was $58,648 and $6,087, respectively. There have been no borrowings since the line of credit was established.

Notes to Financial Statements

(continued)

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of
0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% and 0.50%, respectively, of the average daily net assets of each class. Effective June 1, 2004, Short/Intermediate U.S. Government Fund pays a distribution fee with respect to Class B shares calculated at the annual rate of 0.25%, of the average daily net assets of Class B. For the year ended December 31, 2004, total Rule 12b-1 Distribution and Service Plan fees, which are accrued daily and paid monthly, were as follows:

Class A

Class B

Class C

High Yield Bond Fund

$
3,331,287

$
2,003,793

$
2,188,338

Short/Intermediate U.S. Government Fund

104,078

265,340

310,714

Strategic Bond Fund

139,664

763,727

451,662

For the year ended December 31, 2004, total transfer agency services expenses were as follows:

Class A

Class B

Class C

Class O

Class Y

High Yield Bond Fund

$
1,362,654

$
263,191

$307,494

$2,068

$10,232

Short/Intermediate U.S. Government Fund

62,081

59,331

51,385

3,256

—

Strategic Bond Fund

79,921

92,840

73,594

833

110

For the year ended December 31, 2004, total shareholder communication expenses were as follows:

Class A

Class B

Class C

Class O

Class Y

High Yield Bond Fund

$
116,359

$
33,108

$
34,716

$
550

$
397

Short/Intermediate U.S. Government Fund

13,341

13,840

11,568

363

—

Strategic Bond Fund

29,654

10,834

9,615

15

386

7. Distributions Paid to Shareholders by Class

Year Ended December 31, 2004

Year Ended December 31, 2003

High Yield Bond Fund:

Net Investment Income

Class A

$
91,894,174

$
53,654,459

Class B

12,206,258

16,447,762

Class C

18,695,672

17,513,102

Class O

7,035,092

6,343,609

Class Y*

1,840,108

244,712

Total

$
131,671,304

$
94,203,644

*

For the High Yield Bond Fund, transactions for Class Y shares are for the period April 2, 2003 (inception date) to December 31, 2003.

Notes to Financial Statements

(continued)

Year Ended December 31, 2004

Year Ended December 31, 2003

Short/Intermediate U.S. Government Fund:

Net Investment Income

Class A

$
1,563,748

$
1,628,923

Class B

1,180,838

994,102

Class C

1,344,807

1,151,220

Class O

50,659

63,756

Total

$
4,140,052

$
3,838,001

Strategic Bond Fund:

Net Investment Income

Class A

$
2,616,929

$
1,953,916

Class B

2,918,587

3,880,049

Class C

2,481,006

2,622,462

Class O

20,509

28,013

Class Y†

6,766

45

Total

$
8,043,797

$
8,484,485

†

For the Strategic Bond Fund, transactions for Class Y shares are for the period September 10, 2003 (inception date) to December 31, 2003.

8. Capital Stock

At December 31, 2004, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the
periods indicated were as follows:

Year Ended December 31, 2004

Year Ended December 31, 2003

Shares

Amount

Shares

Amount

High Yield Bond Fund

Class A

Shares sold

60,361,452

$
500,474,723

175,448,114

$
1,378,731,532

Shares issued for reinvestment of distributions

10,340,130

85,679,781

5,860,576

46,598,829

Shares reacquired

(30,455,757
)

(252,436,053
)

(70,046,511
)

(549,585,186
)

Net Increase

40,245,825

$
333,718,451

111,262,179

$
875,745,175

Class B

Shares sold

1,272,389

$
10,654,924

12,279,223

$
94,100,798

Shares issued for reinvestment of distributions

1,076,590

8,963,220

1,391,662

10,992,658

Shares reacquired

(8,881,761
)

(73,553,118
)

(12,200,022
)

(95,990,346
)

Net Increase (Decrease)

(6,532,782
)

$
(53,934,974
)

1,470,863

$
9,103,110

Class C†

Shares sold

8,078,149

$
67,963,145

25,200,396

$
196,074,527

Shares issued for reinvestment of distributions

1,977,427

16,544,426

1,932,408

15,405,155

Shares reacquired

(14,217,490
)

(117,960,264
)

(6,871,286
)

(54,458,248
)

Net Increase (Decrease)

(4,161,914
)

$
(33,452,693
)

20,261,518

$
157,021,434

†

On April 29, 2004, Class 2 shares were renamed as Class C shares.

Notes to Financial Statements

(continued)

Year Ended December 31, 2004

Year Ended December 31, 2003

Shares

Amount

Shares

Amount

Class O

Shares sold

4,353,498

$
36,294,024

10,667,878

$
82,025,743

Shares issued for reinvestment of distributions

847,729

7,025,780

806,598

6,332,902

Shares reacquired

(2,946,239
)

(24,272,735
)

(6,713,885
)

(52,291,549
)

Net Increase

2,254,988

$
19,047,069

4,760,591

$
36,067,096

Class Y*

Shares sold

6,082,313

$
50,994,803

1,449,937

$
11,620,385

Shares issued for reinvestment of distributions

220,266

1,835,308

30,449

244,579

Shares reacquired

(606,575
)

(5,007,222
)

(116,899
)

(946,245
)

Net Increase

5,696,004

$
47,822,889

1,363,487

$
10,918,719

Short/Intermediate U.S. Government Fund

Class A

Shares sold

2,512,256

$
25,796,106

15,118,865

$
158,197,878

Shares issued for reinvestment of distributions

133,815

1,370,666

128,315

1,337,284

Shares reacquired

(3,014,208
)

(30,924,566
)

(15,465,812
)

(161,441,100
)

Net Decrease

(368,137
)

$
(3,757,794
)

(218,632
)

$
(1,905,938
)

Class B

Shares sold

232,595

$
2,391,193

1,523,363

$
16,015,793

Shares issued for reinvestment of distributions

100,694

1,034,759

79,110

827,500

Shares reacquired

(1,313,179
)

(13,489,659
)

(1,897,375
)

(19,854,894
)

Net Decrease

(979,890
)

$
(10,063,707
)

(294,902
)

$
(3,011,601
)

Class C†

Shares sold

2,344,113

$
24,278,930

5,754,591

$
60,972,713

Shares issued for reinvestment of distributions

102,495

1,059,970

90,222

950,193

Shares reacquired

(2,391,757
)

(24,725,026
)

(5,535,204
)

(58,427,596
)

Net Increase

54,851

$
613,874

309,609

$
3,495,310

Class O

Shares sold

18,987

$
193,648

1,494

$
15,715

Shares issued for reinvestment of distributions

4,692

48,147

5,782

60,517

Shares reacquired

(29,766
)

(304,175
)

(163,404
)

(1,699,205
)

Net Decrease

(6,087
)

$
(62,380
)

(156,128
)

$
(1,622,973
)

Strategic Bond Fund

Class A

Shares sold

3,409,060

$
32,741,483

4,816,338

$
44,915,593

Shares issued for reinvestment of distributions

192,873

1,857,848

143,142

1,347,920

Shares reacquired

(2,391,345
)

(22,847,498
)

(3,230,191
)

(30,222,708
)

Net Increase

1,210,588

$
11,751,833

1,729,289

$
16,040,805

Class B

Shares sold

626,641

$
6,052,851

2,017,542

$
18,776,756

Shares issued for reinvestment of distributions

224,107

2,161,118

286,499

2,696,645

Shares reacquired

(2,900,258
)

(27,798,861
)

(3,674,403
)

(34,430,762
)

Net Decrease

(2,049,510
)

$
(19,584,892
)

(1,370,362
)

$
(12,957,361
)

*

For the High Yield Bond Fund, transactions for Class Y shares are for the period April 2, 2003 (inception date) to December 31, 2003.

†

On April 29, 2004, Class 2 shares were renamed as Class C shares.

Notes to Financial Statements

(continued)

Year Ended December 31, 2004

Year Ended December 31, 2003

Shares

Amount

Shares

Amount

Class C†

Shares sold

1,237,160

$
12,031,472

2,671,188

$
25,168,495

Shares issued for reinvestment of distributions

203,982

1,981,448

223,957

2,124,008

Shares reacquired

(1,590,431
)

(15,352,438
)

(2,554,406
)

(24,192,488
)

Net Increase (Decrease)

(149,289
)

$
(1,339,518
)

340,739

$
3,100,015

Class O

Shares sold

278

$
2,647

24,517

$
231,246

Shares issued for reinvestment of distributions

973

9,335

964

9,017

Shares reacquired

(34,424
)

(328,583
)

(14,896
)

(139,984
)

Net Increase (Decrease)

(33,173
)

$
(316,601
)

10,585

$
100,279

Class Y‡

Shares sold .

24,123

$
227,449

636

$
5,999

Shares issued for reinvestment of distributions

707

6,767

5

45

Shares reacquired

(687
)

(6,570
)

—

—

Net Increase .

24,143

$
227,646

641

$
6,044

†

On April 29, 2004, Class 2 shares were renamed as Class C shares.

‡

For the Strategic Bond Fund, transactions for Class Y shares are for the period ended September 10, 2003 (inception date) to December 31, 2003.

9. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31,
2004 were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Ordinary income

$
131,671,304

$
4,140,052

$
8,043,797

The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Ordinary income

$
94,203,644

$
3,838,001

$
8,484,485

Notes to Financial Statements

(continued)

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Undistributed ordinary income

$
1,804,126

$
48,104

$
435,198

Capital loss carryforward(1)

(127,335,575
)

(2,525,597
)

(4,684,175
)

Other book/tax temporary differences(2)

(450,534
)

(138,532
)

(936,762
)

Unrealized appreciation/(depreciation)(3)

121,075,044

1,377,871

5,945,775

Total accumulated earnings (losses)

$
(4,906,939
)

$
(1,238,154
)

$
760,036

(1)

On December 31, 2004 the Funds had a net capital loss carryforward as follows:

Year of Expiration

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond fund

12/31/2006

—

457,813

—

12/31/2007

29,189,932

207,313

—

12/31/2009

63,118,398

39,501

—

12/31/2010

35,027,245

43,014

4,684,175

12/31/2011

—

256,139

—

12/31/2012

—

1,521,817

—

$
127,335,575

$
2,525,597

4,684,175

These amounts will be available to offset any future taxable capital gains.

(2)

Other book/tax temporary differences are attributable primarily to the difference between the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the accrual of income on securities in default.

(3)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies; Citicorp
Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate.
The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Notes to Financial Statements

(continued)

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004)
related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there
can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Funds did not implement the contractual arrangement described above and will not receive any payments.

11. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”),
substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the
Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the
Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional
lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Salomon Brothers Series Funds Inc and Shareholders of

Salomon Brothers High Yield Bond Fund

Salomon
Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Strategic Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund
and Salomon Brothers Strategic Bond Fund (three of the portfolios constituting Salomon Brothers Series Funds Inc, and hereafter referred to as the “Funds”) at December 31, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-SALOMON.

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Non-Interested Directors:

  Carol L. Colman   Colman Consulting Co.
278 Hawley Road North Salem, NY 10560 Birth Year: 1946

Director

Since 1996

President, Colman Consulting Co.

37

None

  Daniel P. Cronin   24 Woodlawn Avenue
New Rochelle, NY 10804 Birth Year: 1946

Director

Since 1996

Formerly associate General Counsel, Pfizer Inc.

34

None

  Leslie H. Gelb   150 East 69th Street
New York, NY 10021 Birth Year: 1937

Director

Since 2002

President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times

34

Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

  William R. Hutchinson   535 N. Michigan
Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942

Director

Since 2003

President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.

44

Director, Associated Banc-Corp.

  Dr. Riordan Roett   The Johns Hopkins
University   1740 Massachusetts Ave., NW   Washington, DC
20036 Birth Year: 1938

Director

Since 2002

Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University

34

None

  Jeswald W. Salacuse   Tufts
University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938

Director

Since 2002

Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University

34

Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Interested Director:

  R. Jay Gerken, CFA**   Citigroup Asset
Management   (“CAM”)   399 Park Avenue, 4th
Floor   New York, NY 10022   Birth Year:
1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers
Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of
Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)

219

None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to
2003);
Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

N/A

N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957

Chief Financial Officer and Treasurer Controller

Since 2004 2003

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (since 1999 to
2003)

N/A

N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964

Executive Vice President

Since 1992

Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM

N/A

N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Charles K. Bardes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959

Executive Vice President

Since 1998

Director of SBAM

N/A

N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Thomas A. Croak CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1961

Executive Vice President

Since 1998

Director of SBAM

N/A

N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959

Executive Vice President

Since 2004

Director of SBAM

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Vincent Gao CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1974

Executive Vice President

Since 2004

Director of SBAM

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944

Executive Vice President

Since 2002

Managing Director of SBAM

N/A

N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958

Executive Vice President

Since 2002

Managing Director of SBAM

N/A

N/A

Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954

Executive Vice President

Since 1996

Managing Director of SBAM

N/A

N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962

Executive Vice President

Since 2000

Managing Director of SBAM

N/A

N/A

Michael McElroy Citigroup Centre Canada Square London E14 5LB England Year of Birth: 1965

Executive Vice President

Since 2004

Managing Director of SBAM

Maureen O’Callaghan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964

Executive Vice President

Since 1997

Managing Director (since January 2001); formerly Director and Vice President of SBAM (prior to 2001)

N/A

N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933

Executive Vice President

Since 1998

Managing Director of SBAM

N/A

N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962

Chief Compliance Officer

Since 2004

Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the

N/A

N/A

Chief Anti-Money Laundering Compliance Officer

Since 2002

Middle East and Africa, Citigroup Asset Management (from 1999 to 2000)

Additional Information

(unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964

Controller

Since 2004

Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to
2002)

N/A

N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954

Secretary and Chief Legal Officer

Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with
Citigroup

N/A

N/A

*

Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**

Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Record Date:

Daily

Daily

Payable Date:

Monthly

Monthly

Interest from Federal Obligations

28.60
%

5.56
%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Salomon Brothers
Investment Series

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

53 State Street

Boston, Massachusetts 02109-2873

LEGAL COUNSEL

Simpson Thacher &
Bartlett LLP

425 Lexington Avenue

New York, New York 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New
York 10017

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M.
Guggino

Chief Financial Officer and Treasurer

Robert E. Amodeo

Executive Vice President

Charles K. Bardes

Executive Vice President

James E. Craige, CFA

Executive Vice President

Thomas A. Croak

Executive Vice President

Robert Feitler, Jr.

Executive Vice President

Thomas K. Flanagan,
CFA

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Kevin Kennedy

Executive Vice
President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister

Executive Vice President

Michael McElroy

Executive Vice President

Maureen
O’Callaghan

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

George J. Williamson

Executive Vice President

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal
Officer

Salomon Brothers Investment Series

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

The Funds are separate
investment funds of the Salomon Brothers Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series —
High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

Each Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

SALOMON
BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

www.sbam.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

SBSFIANN 12/04    05-7895

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s
Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees for Salomon Brothers Series Funds Inc. were $282,000 and $307,000 for the years ended 12/31/04 and 12/31/03, respectively.

(b)
Audit-Related Fees for Salomon Brothers Series Funds Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)
Tax Fees for Salomon Brothers Series Funds Inc. were $32,700 and $36,800 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Series Funds Inc.

There were no fees billed for tax
services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)
There were no All Other Fees for Salomon Brothers Series Funds Inc. for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other
non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds
Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”)
entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.39 million;
all of which were pre-approved by the Audit Committee.

(e)
(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”)
of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm public accounting firm to the
Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full
Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service
Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon
Brothers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Series Funds Inc.

(f)
N/A

(g)
Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with
CAM that provides ongoing services to Salomon Brothers Series Funds Inc. were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)
Yes. The Salomon Brothers Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Series Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)
Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)
Attached hereto.

Exhibit 99.CERT

Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this
Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds Inc

By:

/s/ R. Jay Gerken

R. Jay Gerken

Chief Executive Officer of

Salomon Brothers Series Funds Inc

Date:    March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Salomon Brothers Series Funds Inc

Date:

March 10, 2005

By:

/s/ Frances M. Guggino

(Frances M. Guggino)

Chief Financial Officer of

Salomon Brothers Series Funds Inc

Date:

March 10, 2005